UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Insert

Semi-Annual Report	June 30, 2015

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Dynamic Commodity Strategy
Managed Futures Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	DYNAMIC COMMODITY STRATEGY

■	MANAGED FUTURES STRATEGY

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	6

Index Definitions	45

Schedules of Investments	47

Financial Statements	74

Financial Highlights	82

Notes to Financial Statements	96

Other Information	126

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. The Investment Adviser then applies a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures. However, from time to time, regulatory constraints or other considerations may prevent the Fund from precisely replicating the returns of the Market Exposures and Trading Strategies. The Fund does not intend to outperform market returns, even during periods of sustained increases in the prices of stocks and bonds.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in

GOLDMAN SACHS SELECT SATELLITE FUNDS

commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Foreign investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”), stocks, and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”). The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Dynamic Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked structured notes. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives may result in leverage, and may make the Fund more volatile. Over-the-counter transactions are subject to less governmental regulation and supervision. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed and other asset-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others, to seek long-term absolute return. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The Fund is subject to tax risk as a result of its investments in commodity-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in commodity-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other

GOLDMAN SACHS SELECT SATELLITE FUNDS

developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.78%, 0.35%, 0.98%, 0.98% and 0.68%, respectively. These returns compare to the 1.27% cumulative total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated modestly positive returns during the Reporting Period. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, performed best during the Reporting Period, up 2.37%, with funds focused on energy/basic materials performing particularly strongly. Relative value hedge funds posted positive returns during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning 1.84%. Fixed income-asset backed funds gained most within the relative value sub-strategy. Event driven hedge funds exhibited similarly positive performance following a weak January 2015, with the HFRX Event Driven Index returning 1.43% during the Reporting Period. These returns were largely driven by strong performance among multi-strategy managers. Global macro hedge funds were weakest during the first half of 2015, with the HFRX Macro/ CTA Index returning -1.35% during the Reporting

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.
Period. Among macro hedge funds, trend-following managers struggled given price reversals across global asset classes in the second quarter of 2015.

As the Reporting Period began, hedge funds were broadly down, with the HFRX Global Hedge Fund Index declining 0.29% for the first month of the new year. January 2015 was an eventful start to the year in financial markets, with continued declines in oil prices, depreciation of the euro on the back of the European Central Bank’s announcement of new plans for quantitative easing as well as the election of the Syriza party in Greece. Additionally, the Swiss franc appreciated sharply upon the Swiss National Bank’s decision to abandon the cap against the euro, and the U.S. dollar continued to rally. For the month, only global macro hedge funds posted gains, with trend-following funds faring particularly well driven by strong trends in currencies. In a turnaround, hedge funds were up in February 2015, with the HFRX Global Hedge Fund Index gaining 2.02% for the month. Global equities rallied, as international developed markets posted strong performance, and the S&P 500 Index recovered January 2015’s losses. Yields rose on U.S. Treasuries; high yield credit spreads tightened during the month; and the U.S. dollar posted mixed performance against global currencies. Each of the major sub-strategies gained ground in February 2015, though trend-following funds within the global macro sub-strategy struggled with the reversal of medium-term trends in fixed income and currencies. In March 2015, hedge fund performance moderated, but the HFRX Global Hedge Fund Index still gained 0.33% for the month. Indeed, despite a decline in U.S. equities, three of the four major sub-strategies were up in March 2015.

PORTFOLIO RESULTS

Modest performance continued in April 2014, with the HFRX Global Hedge Fund Index up 0.21% for the month. Despite the choppy performance across financial markets in April 2015, three of the four major sub-strategies were up for the month. After 11 consecutive months of gains through March 2015, the global macro sub-strategy struggled in April 2015, with trend-following funds losing ground given reversals in European equities and developed market government bonds. Similarly in May 2015, hedge funds were slightly up, with the HFRX Global Hedge Fund Index gaining 0.26% for the month. Event driven, macro and relative value sub-indices were up in May 2015, while equity long/short hedge funds were slightly down, with performance especially weak among fundamental growth managers. Hedge funds posted losses in June 2015, with the HFRX Global Hedge Fund Index declining 1.24% for the month. All four major sub-strategies were down for the month. In our opinion, the global macro sub-strategy declined most on the back of price reversals in currencies, fixed income and commodities.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, all four Hedge Fund Sub-Strategies employed by the Fund contributed positively to performance on an absolute basis.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s returns on an absolute basis, with strong performance from long exposure to single name stocks to which hedge funds had large allocations (according to 13F filings with the Securities and Exchange Commission (“SEC”) as well as from long positions in U.S. small-cap equities. Conversely, short positions in U.S. growth equities detracted most from returns. (Form 13F is a filing with the SEC, also known as the Information Required of Institutional Investment Managers Form. It is a quarterly filing required of institutional investment managers with more than $100 million in qualifying assets. Companies required to file SEC Form 13F may include insurance companies, banks, pension funds, investment advisers and broker-dealers. This form, which must be filed within 45 days of the end of each quarter, contains information about the investment managers and potentially a list of their recent investment holdings.)

The Relative Value and Event Driven Hedge Fund Sub-Strategies also contributed positively to the Fund’s performance during the Reporting Period. Within each of these Hedge Fund Sub-Strategies, short positions in put options on the S&P 500 Index and long positions in high yield credit contributed positively to returns. Additionally, within the Event Driven Hedge Fund Sub-Strategy, a long position in U.S. small-cap equities contributed positively to performance. There were no detractors from returns for either of these Hedge Fund Sub-Strategies.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively to the Fund’s returns on an absolute basis as well, bolstered by positive performance from the trend strategy. Within the trend strategy in which the Fund invests, short positions in the Canadian dollar and euro against the U.S. dollar contributed positively to returns, while short positions

PORTFOLIO RESULTS

in the Swiss franc against the U.S. dollar and short positions in gold detracted most from returns.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, developed market government bonds, currencies and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund trades exchange-traded securities and over-the-counter total return swaps to gain exposure to US large-cap and small-cap equities. The Fund used total return swaps to get exposure to commodity indices. The Fund had used a total return swap to gain exposure to a basket of single-name stocks to which hedge funds had large investments according to 13F filings with the SEC, but now the Fund trades the individual underlying stocks outright. The Fund also used listed put options to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to North American high yield credit markets.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	During the Reporting Period, we added a Commodity Cross-Market Momentum strategy within the Macro Hedge Fund Sub-Strategy employed by the Fund. The Commodity Cross-Market Momentum strategy seeks to capture momentum effects across commodity markets.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 46% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 22% to the Macro Hedge Fund Sub-Strategy, 21% to the Relative Value Hedge Fund Sub-Strategy and 11% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	0.78%	1.27%
Class C	0.35	1.27
Institutional	0.98	1.27
Class IR	0.98	1.27
Class R	0.68	1.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-4.06%	1.93%	-0.46%	5/30/08
Class C	-0.23	2.32	-0.42	5/30/08
Institutional	2.02	3.51	0.74	5/30/08
Class IR	1.77	3.34	0.59	5/30/08
Class R	1.31	2.83	0.08	5/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.75%
Class C	1.95	2.50
Institutional	0.80	1.35
Class IR	0.96	1.50
Class R	1.45	2.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities
■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.23%, -1.87%, -1.13%, -1.15% and -1.56%, respectively. These returns compare to the -0.21% cumulative total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged), formerly the Goldman Sachs Commodity Index (“S&P GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, struggled during the Reporting Period overall, returning -0.21%. By comparison, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 1.23% and 5.8%, respectively.[1]

Weakness in the commodities markets during the Reporting Period can be attributed to several macro factors. The U.S. dollar continued to strengthen, fueled by improving economic indicators in the U.S. and the market expectation of central bank policy divergence with the U.S. Federal Reserve (the “Fed”) beginning to consider interest rate increases. Outside the U.S., the trend of monetary policy easing intensified with the European Central Bank announcing a program of quantitative easing. Despite a positive start to 2015, the Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece. Further, Chinese economic data

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

continued to disappoint, with its government attempting to smoothly transition into a slower growth economy.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The industrial metals subsector was weakest, with the S&P GSCI® Industrial Metals Index down 10.3% for the Reporting Period overall. Prices declined broadly, as the Chinese economy, the largest consumer of industrial metals, continued to show signs of deceleration. Additionally, the strengthening U.S. dollar weighed on prices of dollar-denominated commodities.

The precious metals subsector of the S&P GSCI® fell 1.2%. The strengthening U.S. dollar and the prospect of interest rate increases in the U.S. pressured precious metals’ prices lower, while increasing geopolitical risk — namely, Iran, ISIS, Saudi/Yemeni conflict, Greece — helped provide some offsetting support.

Agriculture was also down, with the S&P GSCI® Agriculture Index declining 1.0% for the Reporting Period. Grains continued to weaken early in the Reporting Period on the heels of a record U.S. harvest against already robust grain inventories. However, prices recovered somewhat entering the new planting season, as risk premia began to get priced in and too much rain in the Midwest threatened to damage crops. Sugar and coffee prices declined significantly after a drought in Brazil began to ease.

Q	Which commodity subsectors were strongest during the Reporting Period?

A

The energy component of the S&P GSCI® was strongest, up 3.0% during the Reporting Period. After a sharp decline in 2014, which continued into the early months of 2015, crude oil prices began to recover a bit. The swift decline was driven by two major factors — supply surprises and weak demand. A number of factors then helped crude oil prices recover to

PORTFOLIO RESULTS

where they had been at the start of 2015. U.S. shale production seemed to have neared a peak; geopolitical risk premia returned due to increasing conflict in the Middle East; elevated refining margins incentivized increased crude runs and inventory draws; and consumer demand began to recover. (Crude runs is defined as the amount of crude oil processed by refineries. Crude inventories are the amount of crude oil stored in facilities across the United States. Market participants pay attention to these figures because they can indicate supply and demand trends. Inventory draws are decreases in inventories.) Additionally, market technicals, or supply/demand factors, became more supportive of prices, as momentum built behind the rally. Gasoline prices in particular strengthened into the summer driving season. The exception was natural gas prices, which declined as robust U.S. production helped inventories recover year over year from the exceptionally harsh winter of 2014, despite another bout of extreme cold this year.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated negative absolute returns that underperformed the S&P GSCI®. The Fund extensively employed deferred positioning along the futures curves across the commodities markets in the first half of 2015, attempting to exploit more persistent contango found at the front of the futures curves, where the S&P GSCI® sits, in a broadly negative Reporting Period for commodities. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs. In other words, the nearby contract is trading at a lower price than the futures contract, such that one is rolling each month at a higher price.) In short, our enhanced roll-timing strategies via exposure to commodity index-linked swaps detracted from returns during the Reporting Period (“Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing futures exposure (e.g. swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with identical terms except for a later expiration date.). Our enhanced cash management strategy added value during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies detracted from the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include: 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve seeking to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which seek to take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

The Fund’s deferred positioning across the commodities curves contributed positively to relative results in the first quarter of 2015. Returns were driven primarily by deferred West Texas Intermediate crude oil exposure, as strong shale production growth in the U.S. led to rapidly building inventories. Elevated inventories, in turn, pressured the front end of the futures curve as storage became more costly. The Fund’s deferred positioning across the commodities curve subsequently detracted from relative results during the second quarter of 2015. Returns were driven primarily by a rally in crude oil and crude products, which benefited the front end of the futures curve relative to deferred contacts.

PORTFOLIO RESULTS

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. In the beginning of the Reporting Period, the Fund held six months forward exposure to the S&P GSCI®. In May 2015, the Fund shifted to a 25%/75% blend of three months forward and six months forward exposure in the futures curve across all commodities held in the S&P GSCI® via customized swaps on the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s positioning was deferred with a 25%/75% blend of three months forward and six months forward across the stack of commodities curves. As described earlier, the Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary and held no deferred commodity exposure at the end of the Reporting Period. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.) The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward some commodity markets, such as crude oil, natural gas and base metals. Crude oil markets remain in surplus, and we expect a new, higher volatility regime to replace the earlier, lower volatility in prices. Shale oil is the new balancing power, in our view, and we expect oil prices to eventually stabilize around a price that reflects shale oil’s marginal cost of production. We believe that natural gas storage may become an issue at the end of the injection period in October 2015, as robust U.S. production continues. In our view, metals may be further pressured by the continued slowdown in Chinese economic growth and industrial demand. Irrespective of directionality, however, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. In our view, volatility moves prices away from fundamentals and affords opportunities to the active investor.

FUND BASICS

Commodity Strategy Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	-1.23%	-0.21%
Class C	-1.87	-0.21
Institutional	-1.13	-0.21
Class IR	-1.15	-0.21
Class R	-1.56	-0.21

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-38.13%	-5.44%	-8.05%	3/30/07
Class C	-36.42	-5.29	-8.25	3/30/07
Institutional	-34.88	-4.24	-7.26	3/30/07
Class IR	-35.04	-4.36	-9.88	11/30/07
Class R	-35.32	-4.80	-10.33	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.11%
Class C	1.72	1.87
Institutional	0.63	0.78
Class IR	0.71	0.87
Class R	1.22	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.86%, -1.08%, -0.66%, -0.66% and -0.87%, respectively. These returns compare to the 0.08% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”). The Dynamic Allocation Fund Composite Index, comprised 60% of the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) and 40% of the Barclays Global Aggregate Bond Index (USD, hedged) (“Barclays Bond Index”), returned 1.78% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted cumulative total returns of 3.13% and -0.39%, respectively, during the same period.

The Fund’s overall annualized volatility was 7.77% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 11.98%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best potential opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund realized modestly negative returns during the Reporting Period. Allocations to U.S. fixed income and international real estate detracted from performance, as these asset classes performed weakly during the Reporting Period. These detractors were partially offset by allocations to Japanese equities and U.S. equities, which contributed most positively to the Fund’s performance.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

PORTFOLIO RESULTS

In January 2015, the MSI was elevated but still below our de-risking level. Heightened volatility in core asset classes and developed international market currencies contributed to the elevated MSI level as a result of the dramatic appreciation of the Swiss franc. Throughout February and March 2015, the MSI stabilized amid mixed global equity market performance. Toward the end of the Reporting Period, the MSI elevated on the heels of the ongoing uncertainty surrounding Greece and whether or not it would remain in the euro. The Fund ended the Reporting Period slightly below its full-risk target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps, and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used futures, total return swaps, and commodity index-linked structured notes to gain exposure to commodities.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the Reporting Period, the Fund adjusted its exposure to asset classes as market conditions shifted. From the start to the end of the Reporting Period, the Fund’s allocations to fixed income and credit were increased most, while allocations to U.S. and non-U.S. equities and to commodities were slightly reduced.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Edward J. Tostanoski III was named a portfolio manager of the Fund during the Reporting Period. Edward has seven years of investment experience and has been on the Fund’s portfolio management team since its inception in 2010. Steve Jeneste is no longer a portfolio manager of the Fund, moving internally within the firm to the Customized Beta Strategies team.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of June 2015, the Fund had decreased its exposure to core asset classes generally, especially fixed income and U.S. equities. The Fund held the majority of its exposure in global equities. The Fund had a modest exposure to fixed income and credit and a minimal exposure across commodities at the end of the Reporting Period.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best potential opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]	MSCI All Country World Index Investable Market Index[3]	Barclays Global Aggregate Bond Index[4]	Dynamic Allocation Fund Composite Index[5]
Class A	-0.86%	0.08%	3.13%	-0.39%	1.78%
Class C	-1.08	0.08	3.13	-0.39	1.78
Institutional	-0.66	0.08	3.13	-0.39	1.78
Class IR	-0.66	0.08	3.13	-0.39	1.78
Class R	-0.87	0.08	3.13	-0.39	1.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI IMI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Global Aggregate Bond Index (the “Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Global Aggregate Bond Index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-7.67%	3.24%	2.48%	1/5/10
Class C	-3.89	3.66	2.80	1/5/10
Institutional	-1.90	4.82	3.96	1/5/10
Class IR	-2.00	4.67	3.81	1/5/10
Class R	-2.45	4.15	3.30	1/5/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.50%
Class C	2.00	2.25
Institutional	0.84	1.10
Class IR	1.00	1.25
Class R	1.52	1.70

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Dynamic Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -3.05%, -3.45%, -2.92%, -2.92% and -3.06%, respectively. These returns compare to the -1.56% cumulative total return of the Fund’s benchmark, the Bloomberg Commodity Index® Total Return (the “Commodity Index”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the Commodity Index, struggled during the Reporting Period overall, returning -1.56%. By comparison, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 1.23% and 5.8%, respectively.[1]

Weakness in the commodities markets during the Reporting Period can be attributed to several macro factors. The U.S. dollar continued to strengthen, fueled by improving economic indicators in the U.S. and the market expectation of central bank policy divergence with the U.S. Federal Reserve (the “Fed”) beginning to consider interest rate increases. Outside the U.S., the trend of monetary policy easing intensified with the European Central Bank announcing a program of quantitative easing. Despite a positive start to 2015, the Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece. Further, Chinese economic data continued to disappoint, with its government attempting to smoothly transition into a slower growth economy.

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

The industrial metals subsector of the Commodity Index was weakest, down 10.3% for the Reporting Period overall. Prices declined broadly, as the Chinese economy, the largest consumer of industrial metals, continued to show signs of deceleration. Additionally, the strengthening U.S. dollar weighed on prices of dollar-denominated commodities. Nickel, copper, zinc and aluminum returned -21.5%, -7.7%, -9.0% and -11.1%, respectively, during the Reporting Period.

The precious metals subsector of the Commodity Index fell 1.3%. The strengthening U.S. dollar and the prospect of interest rate increases in the U.S. pressured precious metals’ prices lower, while increasing geopolitical risk — namely, Iran, ISIS, Saudi/Yemeni conflict, Greece — helped provide some offsetting support. Gold and silver returned -1.3% and -0.9%, respectively.

Agriculture was also down within the Commodity Index, returning -1.3% for the Reporting Period. Grains continued to weaken early in the Reporting Period on the heels of a record U.S. harvest against already robust grain inventories. However, prices recovered somewhat entering the new planting season, as risk premia began to get priced in and too much rain in the Midwest threatened to damage crops. Sugar and coffee prices declined significantly after a drought in Brazil began to ease, down 15.8% and 24.6%, respectively, for the Reporting Period as a whole. Corn, wheat and soybeans returned 0.1%, 3.5% and 3.3%, respectively, while cocoa and cotton led the way within the subsector with respective returns of 12.4% and 10.7% during the Reporting Period.

The energy component of the Commodity Index was strongest, up 1.8% during the Reporting Period. After a sharp decline in 2014, which continued into the early months of 2015, crude oil prices began to recover a bit. The swift decline was driven by two major factors — supply surprises and weak demand. A number of factors then helped crude oil prices recover to where they had been at the start of 2015.

PORTFOLIO RESULTS

U.S. shale production seemed to have neared a peak; geopolitical risk premia returned due to increasing conflict in the Middle East; elevated refining margins incentivized increased crude runs and inventory draws; and consumer demand began to recover. (Crude runs is defined as the amount of crude oil processed by refineries. Crude inventories are the amount of crude oil stored in facilities across the United States. Market participants pay attention to these figures because they can indicate supply and demand trends. Inventory draws are decreases in inventories.) Additionally, market technicals, of supply/demand factors, became more supportive of prices, as momentum built behind the rally. Gasoline prices in particular strengthened into the summer driving season. The exception was natural gas prices, which declined as robust U.S. production helped inventories recover year over year from the exceptionally harsh winter of 2014, despite another bout of extreme cold this year. Brent crude oil and West Texas Intermediate (“WTI”) crude oil returned 0.4% and 0.0%, respectively, as measured by the Commodity Index. Natural gas returned -9.4%; unleaded gasoline returned 19.2%; and heating oil returned 4.3%, as measured by the Commodity Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is a long-only, actively managed fund that seeks to generate alpha, or added value, principally through overweight and underweight positioning in individual commodities relative to the Commodity Index. In addition, the Fund’s portfolio may be positioned on commodity curves at different nodes, or segments, from the Commodity Index, and it may include allocations to out-of-benchmark commodities, seeking to capture active returns in excess of the Commodity Index. As such, we believe this strategy provides an efficient way to gain broad commodity exposure in a long-only, unlevered and actively managed portfolio by combining beta, or market, exposure with our ability to implement views on individual commodities and sectors.

During the Reporting Period, the Fund underperformed the Commodity Index. The Fund’s underperformance was largely driven by our overweight positioning in platinum and palladium, which performed poorly on a combination of slowing auto demand from China and a strengthening U.S. dollar. Also, the Fund invests a portion of its cash collateral in the Goldman Sachs Financial Square Government
Fund[2] — a high quality money market portfolio that comprises U.S. government and U.S. Treasury securities, including bills, bonds, notes and repurchase agreements.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Within metals, the Fund’s out-of-benchmark exposure to platinum and palladium detracted most from returns, as a slowdown in Chinese auto demand, for which the metals are used in the production of catalytic converters, weighed on prices. Additionally, the market remained well supplied, despite concerns about production in Russia and South Africa, where a miner strike in 2014 halted production.

In the energy subsector, the Fund’s underweight crude oil position detracted from returns later in the Reporting Period when prices began to recover somewhat.

Q	Which positions contributed most positively to the Fund’s performance during the Reporting Period?

A	An underweight natural gas position relative to the Commodity Index contributed positively to the Fund’s results, as strong inventory builds weakened prices during the Reporting Period.

Within agriculture, the Fund’s underweight position in grains relative to the Commodity Index contributed positively to relative performance early in the Reporting Period, as supply increased on the heels of a record U.S. harvest and already robust U.S. inventories. Later in the Reporting Period, during the generally strong planting season, the Fund benefited from an overweight position in corn relative to the Commodity Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in commodity-linked derivative instruments, including total return swaps. The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

[2]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

PORTFOLIO RESULTS

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, relative to the Commodity Index, we increased the Fund’s underweights to copper and natural gas; shifted to an underweight to crude oil; and exited its underweight grains position, moving to an overweight in corn.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Commodity Index in crude oil and natural gas and held an overweight position in corn relative to the Commodity Index. In the metals subsectors, the Fund held exposure to platinum and palladium versus an underweight in gold and copper at the end of the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we held a bearish view toward some commodity markets, such as crude oil, natural gas and base metals. Crude oil markets remain in surplus, and we expect a new, higher volatility regime to replace the earlier, lower volatility in prices. Shale oil is the new balancing power, in our view, and we expect oil prices to eventually stabilize around a price that reflects shale oil’s marginal cost of production. Natural gas storage may become an issue at the end of the injection period in October 2015, as robust U.S. production continues. In our view, metals may be further pressured by the continued slowdown in Chinese economic growth and industrial demand. Irrespective of directionality, however, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. In our view, volatility moves prices away from fundamentals and affords opportunities to the active investor.

FUND BASICS

Dynamic Commodity Strategy Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	Bloomberg Commodity Index Total Return[2]
Class A	-3.05%	-1.56%
Class C	-3.45	-1.56
Institutional	-2.92	-1.56
Class IR	-2.92	-1.56
Class R	-3.06	-1.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Commodity Index Total Return (the “Index”) is designed to be a highly liquid and diversified benchmark for the commodity futures market. It is rules based and composed of futures contracts on physical commodities. The index is unhedged and expressed in USD. The Index is reweighted and rebalanced each year in January on a price-percentage basis. Rebalancing and reweighting means that, in general, the index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed. To the extent that commodity markets exhibit mean-reverting characteristics over time, this approach may help enhance performance.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Since Inception	Inception Date
Class A	-27.98%	-23.78%	4/30/14
Class C	-25.92	-21.36	4/30/14
Institutional	-24.33	-20.47	4/30/14
Class IR	-24.43	-20.55	4/30/14
Class R	-24.75	-20.91	4/30/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	2.46%
Class C	2.02	3.22
Institutional	0.91	2.12
Class IR	1.01	2.22
Class R	1.51	2.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION

As of June 30, 2015, the Fund has an investment in an investment company of approximately 89.6% of net assets. The Fund is actively managed and, as such, its composition may differ over time. This allocation may not sum to 100% due to the exclusion of other assets and liabilities. The allocation depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.83%, 6.46%, 7.06%, 6.99% and 6.78%, respectively. These returns compare to the 0.08% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 7.91% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 11.98%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Positive Fund performance for the Reporting Period overall can be attributed primarily to the first quarter of 2015.

During the Reporting Period, the primary positive contributors to Fund performance were positions in developed market equities and developed market fixed income. Within developed market equities, long positions in developed Asian and Eurozone equities, including Hong Kong and Japan, performed particularly well, as international equities was one of the strongest performing asset classes in the first quarter of 2015. Within developed market fixed income, the Fund’s net long positions in short-term Swedish and U.S. sovereign debt contributed strongly to returns.

Currency strategies also broadly contributed positively to returns, especially in the first quarter of 2015. As the U.S. dollar appreciated relative to many developed and emerging market currencies, the Fund’s net short positions across several of these currencies significantly boosted returns.

Conversely, the Fund’s long positions in emerging market equities detracted from its performance. The Fund’s net long positions in Turkish equities and its net short positions in South Korean equities detracted from performance most significantly.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes as a means of expressing momentum/trend views on various commodity assets.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the first quarter of 2015, the Fund broadly held long exposures to developed and emerging market equities as well as to developed market fixed income. The Fund generally was net short foreign currencies relative to the U.S. dollar. The Fund also was net short a broad basket of commodities.

Moving into the second quarter of 2015, the Fund broadly increased its exposure to developed market equities. The Fund also took stronger positions on interest rates, adjusting its yield curve positioning accordingly. Further, the Fund increased its exposure to its event-driven strategy, which attempts to take advantage of systematic price patterns and calendar effects within markets worldwide.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 30, 2015, Alex Wang, CFA, became the lead portfolio manager of the Fund. Alex has been working on the macro trading strategies within the Quantitative Investment Strategies (“QIS”) team since he joined the firm in 2010. In addition, he develops and trades tactical models for all major global macro asset classes. Alex also serves as a co-portfolio manager for a number of other funds and separate accounts trading global macro strategies. Before joining Goldman Sachs, he received a B.A. in Economics and a B.S. in Computer Science from Renmin University of China and a Masters in Finance from Princeton University. Alex is a CFA charterholder.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the second half of 2015, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One- Month Constant Maturity Index[2]
Class A	6.83%	0.08%
Class C	6.46	0.08
Institutional	7.06	0.08
Class IR	6.99	0.08
Class R	6.78	0.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Since Inception	Inception Date
Class A	2.06%	-0.42%	2/29/12
Class C	6.17	0.48	2/29/12
Institutional	8.43	1.65	2/29/12
Class IR	8.25	1.50	2/29/12
Class R	7.83	1.01	2/29/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.72%	2.07%
Class C	2.47	2.80
Institutional	1.32	1.65
Class IR	1.47	1.80
Class R	1.97	2.31

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■ is a high quality portfolio that is strategically positioned for long-term growth potential
■ is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.20%, 1.81%, 2.49% and 2.47%, respectively. These returns compare to the 1.07% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (Gross, USD, Unhedged with dividends reinvested), by more than six percentage points, but underperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than four percentage points.

During the first quarter of 2015, the Real Estate Index increased solidly. Despite the likelihood that the U.S. would raise interest rates in the near future, the international real estate securities market responded positively in anticipation of monetary policies remaining accommodative outside the U.S. During the first quarter of 2015, Continental Europe was a top performer primarily due to the launch of the European Central Bank’s quantitative easing program and the resulting downward move in European interest rates. Merger and acquisition activity and credit growth helped lift the region even higher. Canada was the only detractor, as the country continued to be negatively impacted by weakness in energy prices.

The Real Estate Index then declined during the second quarter of 2015. Despite this near-term weakness, tenant demand remained strong across a number of international markets. During the second quarter of 2015, Hong Kong and the U.K. were the top performing markets, while Continental Europe and Japan lagged the Real Estate Index. The Hong Kong market benefited from historically low levels of prime office supply and an increase in tenancy. The U.K. market was supported by the U.K. economy, which continued to perform well. Results of the U.K. national elections in May 2015 proved to be a significant positive surprise to its financial markets. Continental Europe underperformed, as interest rates in the region increased and uncertainty about the Greek debt crisis contributed to a sell-off in risk assets. Increases in Japanese government bond yields was a factor impacting the Japanese real estate market’s underperformance.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Real Estate Index during the Reporting Period. Stock selection in Hong Kong, Japan and Continental Europe contributed most positively to the Fund’s relative results. Partially offsetting these positive contributors was stock selection in Australia, which detracted. Having exposure to India, which is not a component of the Real Estate Index but which performed poorly during the Reporting Period, also dampened the Fund’s relative results. Having no exposure to Israel, which was the best performing component of the Real Estate Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Hongkong Land Holding, an owner and operator of office and retail

PORTFOLIO RESULTS

properties, was a top contributor to the Fund’s relative returns. During the Reporting Period, Hongkong Land Holdings benefited from a combination of limited new supply and improved occupancy, which ultimately led to higher rents in the company’s key office markets. Strong office market tenancy was supported by business expansion and capital market activity. At the end of the Reporting Period, we remained positive on the company’s substantial exposure to the Hong Kong office sector, which we believe may benefit from limited new supply and improving business trends going forward. In addition, Hongkong Land Holdings is supported, in our view, by substantial pricing power due to the strength of the company’s assets. We also remained positive on the firm’s management team and on the company’s preeminent status in the industry, earned from more than a century of dedicated focus on real estate operations.

Invincible Investment, a Japan-based real estate investment trust (“REIT”) that invests in residential and hotel properties, office buildings and parking lots, was also a top contributor to the Fund’s relative returns. We initiated the Fund position in Invincible Investment through the company’s equity offering in 2014, as we were positive on its newly-acquired portfolio of hotels. Shares of Invincible Investment performed well since the equity offering, as increased tourism and a cheaper domestic currency supported strong revenue per available room (“RevPAR”) growth and margin expansion at the company’s hotels. In addition, investors appeared to have been encouraged by the company’s opportunity to make additional accretive acquisitions in the hotel space. Following the stock’s substantial gains and as shares reached our price target, we exited the position and transitioned capital into names where we saw greater upside potential.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Nomura Real Estate Office Fund, a Japanese REIT that invests in office properties, was the top detractor from the Fund’s performance during the Reporting Period. The Japanese REIT market experienced a rally that began in the fourth quarter of 2014 and peaked in January 2015. A subsequent correction occurred, as Japanese REITs issued new equity to acquire real estate at yields that were not particularly accretive due to the tight cap rate environment among high quality assets in Japan. Nomura Real Estate Office Fund underperformed the Real Estate Index during the Reporting Period despite reporting solid earnings and portfolio performance. In late May 2015, Nomura Group announced an intended merger of three of its subsidiary Japanese REITs, including Nomura Real Estate Office Fund, Nomura Real Estate Master Fund and Nomura Real Estate Residential Fund. In our view, shares of Nomura Real Estate Office Fund were trading at the end of the Reporting Period at an attractive valuation, and we are optimistic on the potential for rent increases going forward. Furthermore, we believe the merged entity, into which the Fund is entitled to convert its existing holdings, is likely to benefit from an enhanced platform for achieving rent and asset acquisition pricing.

Sobha, a real estate development and construction company based in India, was also a top detractor from the Fund’s results relative to the Real Estate Index during the Reporting Period. India has enjoyed a benign inflationary environment during the first half of 2015, providing its central bank with adequate room to cut interest rates during the six months ended June 30, 2015. However, throughout the Reporting Period, real interest rates remained at a relatively high level compared to recent years, which decreased investment and real estate growth. In addition, the country has not immediately benefited from its monetary stimulus and experienced a slowdown in Gross Domestic Product. While housing presales in the first quarter of 2015 across major India cities generally improved, the strong trend in Bangalore, where most of Sobha’s projects are located, surprisingly took a pause and declined quarter-over-quarter and year-over-year. We view Bangalore as a preferred skilled labor and growth center of India, with a favorably supply/demand imbalance. Overall, we maintain confidence in Sobha’s management team, but we intend to continue to monitor our investment thesis in Sobha closely.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a new Fund position in Japan Retail Fund Investment, a large, established Japanese REIT focused on the retail sector. We initiated this position at what we considered to be an attractive valuation after shares underperformed the Real Estate Index due to investor concerns about the potential impact of the Japanese consumption tax hike. We believe the company has a high

PORTFOLIO RESULTS

quality management team and portfolio of assets, and we are constructive on its leverage to the Japanese economy.

We initiated a Fund position in Link Real Estate Investment Trust, an owner of neighborhood shopping centers throughout Hong Kong. Given the Hong Kong dollar peg to the U.S. dollar, Link Real Estate Investment Trust traded lower during the Reporting Period due to increasing concerns related to a pending U.S. interest rate hike. We believe Link Real Estate Investment Trust is a high quality company with shareholder friendly management and strong assets. In addition, we believe the company’s portfolio possesses meaningful organic growth potential.

We sold the Fund’s position in Global Logistic Properties, a logistics warehouse landlord and developer with facilities in China, Japan and Brazil. When we established the Fund’s position in Global Logistic Properties, we believed that China’s growing demand for logistics facilities and the company’s success in forging strategic alliances with domestic tenants would allow its management to accelerate its capital return and deployment plans. Following the November 2014 passing of co-founder Jeffrey Schwartz, however, we have been monitoring Global Logistic Properties’ business trajectory closely. More recently, we became increasingly cautious on the slowing of development activities due to greater competition in China and Japan as well as a recession in Brazil. As such, we decided to exit the position for now, but we intend to continue to follow its new leadership team as it works to deliver the next stage of growth for the company.

We sold the Fund’s position in Corio, an owner of shopping centers in Europe. We originally initiated the Fund’s position based on our belief that Corio’s undermanaged portfolio of assets would benefit from the company’s restructuring program, which focused on divesting lower quality assets and investing in higher quality assets in an effort to drive stronger returns. In our view, investors were not fully appreciating the potential positive impact this restructuring program could have on Corio. In addition, we viewed the company as a potential acquisition candidate. Indeed, subsequently, Corio was acquired by Klepierre, and as a result, we exited the position.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Continental Europe and Hong Kong increased relative to the Real Estate Index, and its exposure to China and the U.K. decreased relative to the Real Estate Index. We also eliminated positions in Malaysia and Indonesia and decreased exposure to India during the Reporting Period, none of which is a component of the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was not overweighted relative to the Real Estate Index in any component of the Real Estate Index and was underweighted relative to the Real Estate Index only in Singapore. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of June 2015.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

As the first half of 2015 progressed, policy makers and central bankers outside the U.S. enacted supportive measures in an effort to sustain economic growth and combat low inflation. We believe this trend will likely continue throughout the rest of the year and consequently, interest rates in many developed and emerging markets could decline and remain low for an extended period of time. Toward the end of the Reporting Period, however, sentiment, along with valuations, for international REITs declined due to investor concerns about the potential for higher long-term borrowing costs in certain countries, most notably the U.S. We believe these concerns were being over-emphasized by investors, as the vast majority of central banks have continued to keep monetary policy loose, and actual borrowing costs for international REITs remain low. While we acknowledge that an increase in U.S. interest rates could meaningfully impact global real estate valuations in the near term, we believe the global environment remains supportive of REIT fundamentals and any headwinds from a U.S. rate hike would likely be transitory in nature. Overall, we were optimistic at the end of the Reporting Period that global real estate markets would continue to gradually recover, as

PORTFOLIO RESULTS

tenancy demand remains robust and accompanied by modest economic growth. While we expect company management teams to be prudent with their balance sheets, we believe it is important to recognize that banks globally appear willing and able to lend to the real estate industry at historically low interest rates. We believe this favorable backdrop may benefit REITs in securing financing and deploying capital toward high quality projects that could have the potential to drive future growth. On a stock by stock basis, we believe there are opportunities abound around the world, as both listed and unlisted real estate may offer high and stable income for REITs to capture.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. We believe REITs can continue to offer attractive risk-adjusted returns, given their potential yield, diversification and inflation hedge benefits.

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	2.20%	1.07%
Class C	1.81	1.07
Institutional	2.49	1.07
Class IR	2.47	1.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged, with dividends reinvested) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Year	Since Inception	Inception Date
Class A	-7.43%	8.70%	0.08%	7/31/06
Class C	-3.72	9.14	0.00	7/31/06
Institutional	-1.61	10.40	0.96	7/31/06
Class IR	-1.59	10.27	-1.86	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	1.61%
Class C	2.15	2.36
Institutional	0.99	1.21
Class IR	1.15	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/15[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	6.9%	Diversified	Japan
Unibail-Rodamco SE (REIT)	5.4	Retail	France
Sun Hung Kai Properties Ltd.	5.3	Diversified	Hong Kong
Mitsui Fudosan Co. Ltd.	4.7	Office	Japan
Klepierre (REIT)	4.0	Retail	France
Hongkong Land Holdings Ltd.	3.8	Office	Hong Kong
British Land Co. PLC (REIT)	3.0	Diversified	United Kingdom
Sumitomo Realty & Development Co.	3.0	Office	Japan
Ltd.
Deutsche Wohnen AG	2.8	Residential	Germany
Nomura Real Estate Office Fund, Inc. (REIT)	2.8	Office	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of June 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -5.88%, -6.23%, -5.69%, -5.91%, -5.74% and -6.01%, respectively. These returns compare to the -5.34% cumulative total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted negative absolute returns during the Reporting Period that significantly underperformed the broad U.S. equity market, as represented by the S&P 500® Index, which was up 1.23% for the same period.

During the first quarter of 2015, the Wilshire Index increased solidly. Real estate investment trusts (“REITs”) benefited from strong demand for income-oriented assets, as persistent uncertainty about the initial timing of interest rate increases by the Federal Reserve (the “Fed”) led to a modest decline in the 10-year U.S. Treasury yield. The U.S. economy’s recovery and the REIT industry’s encouraging fundamental backdrop acted as additional tailwinds during the first quarter of 2015. For the first three months of the year, self-storage and multifamily were the top performing subsectors, while the leisure and industrial subsectors trailed the higher returns of the broader market. The self-storage subsector gained, as investors increasingly liked the favorable supply/demand imbalance within the industry, while leisure underperformed due largely to concerns about the recent strength of the U.S. dollar and its potential impact on international markets.

The Wilshire Index declined significantly during the second quarter of 2015. REITs traded lower as greater expectations for interest rate hikes by the Fed led the 10-year U.S. Treasury yield to increase from approximately 1.9% to approximately 2.4% during the April to June 2015 span alone. For the second quarter of 2015, self-storage and leisure were the top performing subsectors, while the health care and industrial subsectors underperformed the broader market. The self-storage subsector was a relative outperformer, as investors increasingly appreciated the industry’s strengthening fundamentals and favorable supply/demand imbalance. Health care, which historically has had longer lease terms and higher dividend yields, underperformed the Wilshire Index largely due to the subsector’s limited economic sensitivity and relatively less attractive yields in a rising rate environment.

For the Reporting Period overall, the strongest subsector in the Wilshire Index was self-storage. Conversely, the health care subsector was the weakest performer within the Wilshire Index during the Reporting Period, posting a double-digit decline.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund modestly underperformed the return of the Wilshire Index as weak stock selection virtually offset effective subsector allocation. Detracting most from the Fund’s relative results was stock selection in the multifamily, industrial, office and self-storage subsectors and having an underweighted exposure to the comparatively strong multifamily subsector. Partially offsetting these detractors was effective individual stock selection in the health care and retail subsectors, which contributed positively to relative returns. Having exposure to what is termed as the “other” subsector, which outpaced the Wilshire Index during the Reporting Period, and having underweighted allocations to the health care and retail subsectors, each of which lagged the Wilshire Index during the Reporting Period, also boosted the Fund’s relative results.

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was the top detractor from the Fund’s relative returns during the Reporting Period. After posting impressive gains through 2014, with a particularly strong double-digit move in December 2014, its shares traded lower in the first quarter of 2015, as investors took profits. There was also a short-term technical overhang for the stock from an expected equity offering to fund an acquisition the company announced during the first quarter of 2015. We believe this overhang may likely be lifted as the equity offering was completed at the end of March 2015. At the end of the Reporting Period, we maintained high conviction in the company’s strategy and assets for the remainder of the current hotel cycle. We believe Chesapeake Lodging Trust’s hotels are located in high quality locations, and the company has completed several large-scale renovations, which we view as value enhancing. Further, we believe Chesapeake Lodging Trust’s strong balance sheet should provide its management with potential opportunities to execute additional transactions and expand the company’s footprint.

DDR, an owner of shopping centers in the U.S. and Puerto Rico, was also a top detractor from Fund results during the Reporting Period. Shares of DDR traded lower based on concerns related to the company’s new Chief Executive Officer and on uncertainty about the potential for additional leadership changes. While DDR’s exposure to Puerto Rico is limited, investors were also cautious on whether the territory’s debt crisis may adversely impact the company’s overall profitability. At the end of the Reporting Period, we believed that its shares were trading at a substantial discount relative to the company’s private market value. We continued to have confidence in DDR’s senior leadership team, as we believe it is highly motivated and focused on improving the business’ operational performance.

Q	What were some of the Fund’s best-performing individual holdings?

A	Toll Brothers, one of the largest U.S. luxury homebuilders, was the top contributor to the Fund’s performance during the Reporting Period. In February 2015, shares of Toll Brothers traded higher after the company reported quarterly results that exceeded consensus expectations. During the Reporting Period, its shares also benefited from investor optimism over the potential for a strong spring 2015 selling season. At the end of the Reporting Period, we remained positive on Toll Brothers long land position and unique City Living product. In our view, these assets should allow the company to outperform its peers from both an order volume and margin perspective going forward.

Kennedy Wilson Europe Real Estate, a real estate investment and services company and the European subsidiary of California-based Kennedy-Wilson Holdings, was also a top contributor to the Fund’s performance during the Reporting Period. Shares of Kennedy Wilson Europe Real Estate benefited from positive investor sentiment following the launch of the European Central Bank’s quantitative easing program. In addition, valuations for the company’s assets in the U.K. and Ireland improved. Despite recent outperformance of the Wilshire Index, we continued to be encouraged at the end of the Reporting Period by the company’s substantial acquisition and redevelopment opportunities. We further believe the company is led by a talented management team with an impressive track record of generating high returns on investment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund hedged its British pound currency exposure for one position domiciled in the United Kingdom.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Liberty Property Trust, an owner of industrial and office properties. We are constructive on Liberty Property Trust’s solid balance sheet and meaningful development opportunities throughout the mid-Atlantic region of the U.S. In addition, we have been encouraged by the company’s focus on expanding its industrial property portfolio, and we believe its shares, at the time of purchase, were trading at an unwarranted discount relative to peers.

We established a Fund position in Sovran Self Storage, a company that owns and operates self-storage properties. We are optimistic on Sovran Self Storage’s potential for significant revenue growth, as the company has the most occupancy upside relative to its competitors, in our view. Furthermore, we are positive on the company’s business model, and we believe it should continue to benefit from strong pricing power given relatively stable demand and limited new supply in the self-storage space.

During the Reporting Period, we exited the Fund’s position in DCT Industrial Trust, an owner of bulk distribution and light industrial properties. When we established the Fund

PORTFOLIO RESULTS

position in DCT Industrial Trust, we believed the company would benefit from internal growth, as leases signed during the downturn expired and were replaced by higher rents. Furthermore, we were optimistic on DCT Industrial Trust’s repositioning strategy, which focused on divesting non-core assets to fund purchases of additional accretive properties. At this point in the commercial real estate cycle, however, we believe that DCT Industrial Trust will likely have difficulty replicating the strong net operating income growth the company has recently experienced. In addition, we became increasingly cautious on the company’s largely unleased development pipeline. As our investment thesis had played out, we believe, we sold the Fund’s position and transitioned capital into higher conviction names.

We sold the Fund’s position in Corporate Office Properties Trust, a company that leases office and data center properties to U.S. government agencies and defense contractors. We originally initiated the Fund’s position in Corporate Office Properties Trust based on what we considered to be the stock’s attractive valuation as well as on our constructive outlook on the Washington D.C. market. As time passed, however, our conviction in the name decreased due to continued weakness in Washington, D.C., a key market for the company, and due to a lack of any meaningful catalysts for the stock going forward, in our view. As a result, we decided to exit the position in favor of what we perceived as higher growth opportunities, where we saw what we believed to be more attractive risk-adjusted return potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the self-storage and what is termed the “other” subsectors increased relative to the Wilshire Index and its exposure to the office and retail subsectors decreased relative to the Wilshire Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the “other,” leisure and industrial subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the office, retail, multifamily and health care subsectors and was rather neutrally weighted in the self-storage subsector within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs can generate positive returns during the second half of 2015 given the industry’s favorable supply/demand imbalance and leverage to an accelerating U.S. economy. While new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this could lead to further increases in occupancy levels and rental rates as well as higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.)

In our view, this encouraging fundamental backdrop coupled with both an accommodative financing environment and a robust transaction market could support additional gains by the REIT asset class. While we do expect interest rates to gradually move higher, they remain low by historical standards, and we believe that investors may well continue to appreciate the yield and growth attributes of the REIT asset class. Unlike fixed income, the majority of REITs operate dynamic businesses that can still create value and growth even with rising interest rates. Overall, we believe that REITs can continue to provide investors with attractive risk-adjusted returns, given the potential yield, diversification and inflation hedge benefits the REIT asset class can provide.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index (Gross)[2]
Class A	-5.88%	-5.34%
Class C	-6.23	-5.34
Institutional	-5.69	-5.34
Service	-5.91	-5.34
Class IR	-5.74	-5.34
Class R	-6.01	-5.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index (gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.86	12.66	5.44	9.28%	7/27/98
Class C	2.07	13.08	5.26	8.85	7/27/98
Institutional	4.27	14.42	6.49	10.10	7/27/98
Service	3.74	13.82	5.94	9.57	7/27/98
Class IR	4.11	14.21	N/A	5.01	11/30/07
Class R	3.60	13.68	N/A	4.51	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.52%
Class C	2.06	2.26
Institutional	0.91	1.11
Service	1.41	1.61
Class IR	1.06	1.27
Class R	1.56	1.77

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/15[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	11.1%	Retail
AvalonBay Communities, Inc. (REIT)	6.1	Multifamily
Public Storage (REIT)	5.8	Self Storage
Boston Properties, Inc. (REIT)	5.4	Commercial
Ventas, Inc. (REIT)	4.7	Health Care
Prologis, Inc. (REIT)	4.2	Commercial
Mid-America Apartment Communities, Inc. (REIT)	3.8	Multifamily
Chesapeake Lodging Trust (REIT)	3.7	Leisure
Brixmor Property Group, Inc. (REIT)	3.5	Retail
Post Properties, Inc. (REIT)	3.3	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INDEX DEFINITIONS

Index Definitions:

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/ CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

* Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

INDEX DEFINITIONS

S&P GSCI® Agriculture Index: The S&P GSCI® Agriculture Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark for investment performance in the agricultural commodity markets.

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

MSCI EAFE® Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of February 25, 2015, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 15.2%
Automobiles & Components – 0.3%
64,507	General Motors Co.	$2,150,018
10,330	Lear Corp.	1,159,646
7,089	Visteon Corp.*	744,203

		4,053,867

Banks – 0.6%
96,814	Citizens Financial Group, Inc.	2,643,990
37,467	Fifth Third Bancorp	780,063
71,730	Regions Financial Corp.	743,123
18,330	SunTrust Banks, Inc.	788,557
43,584	Synovus Financial Corp.	1,343,259
24,621	Wells Fargo & Co.	1,384,685

		7,683,677

Capital Goods – 0.8%
5,513	3M Co.	850,656
8,620	Danaher Corp.	737,786
42,502	KBR, Inc.	827,939
47,556	KLX, Inc.*	2,098,646
53,624	MRC Global, Inc.*	827,954
36,135	Quanta Services, Inc.*	1,041,411
28,969	Spirit AeroSystems Holdings, Inc. Class A*	1,596,482
4,938	The Boeing Co.	684,999
14,731	Triumph Group, Inc.	972,099
12,213	United Rentals, Inc.*	1,070,103

		10,708,075

Commercial & Professional Services – 0.5%
97,285	Clean Harbors, Inc.*	5,228,096
28,682	KAR Auction Services, Inc.	1,072,707
22,538	The ADT Corp.	756,600

		7,057,403

Consumer Durables & Apparel – 0.3%
10,398	Deckers Outdoor Corp.*	748,344
21,157	Jarden Corp.*	1,094,875
18,546	Lennar Corp. Class A	946,588
620	NVR, Inc.*	830,800
3,511	Whirlpool Corp.	607,578

		4,228,185

Consumer Services – 0.3%
71,461	H&R Block, Inc.	2,118,819
7,461	McDonald’s Corp.	709,317
14,229	Starbucks Corp.	762,888

		3,591,024

Diversified Financials – 1.1%
142,242	Ally Financial, Inc.*	3,190,488
20,056	Berkshire Hathaway, Inc. Class B*	2,729,822
26,828	E*TRADE Financial Corp.*	803,499
90,669	Interactive Brokers Group, Inc. Class A	3,768,204
8,929	McGraw Hill Financial, Inc.	896,918
7,932	Moody’s Corp.	856,339

Shares	Description	Value

Common Stocks – (continued)
Diversified Financials – (continued)
77,943	NorthStar Asset Management Group, Inc.	$1,441,166
30,037	Voya Financial, Inc.	1,395,819

		15,082,255

Energy – 1.1%
8,219	Anadarko Petroleum Corp.	641,575
15,421	Baker Hughes, Inc.	951,476
18,707	Cheniere Energy, Inc.*	1,295,647
6,322	Cimarex Energy Co.	697,380
12,492	Concho Resources, Inc.*	1,422,339
10,141	Devon Energy Corp.	603,288
40,445	Gulfport Energy Corp.*	1,627,911
12,216	Helmerich & Payne, Inc.	860,251
49,745	Kinder Morgan, Inc.	1,909,711
38,260	Newfield Exploration Co.*	1,381,951
378,173	Peabody Energy Corp.	828,199
8,060	Schlumberger Ltd.	694,691
24,060	The Williams Companies, Inc.	1,380,803

		14,295,222

Food & Staples Retailing – 0.2%
9,084	CVS Health Corp.	952,730
13,100	Walgreens Boots Alliance, Inc.	1,106,164

		2,058,894

Health Care Equipment & Services – 0.9%
14,219	Alere, Inc.*	750,052
5,948	Becton, Dickinson and Co.	842,534
23,668	Brookdale Senior Living, Inc.*	821,280
13,515	Community Health Systems, Inc.*	851,040
10,369	Express Scripts Holding Co.*	922,219
13,072	HCA Holdings, Inc.*	1,185,892
10,853	Henry Schein, Inc.*	1,542,428
14,822	Medtronic PLC	1,098,310
20,304	Quest Diagnostics, Inc.	1,472,446
9,726	UnitedHealth Group, Inc.	1,186,572
14,028	Zimmer Biomet Holdings, Inc.	1,532,278

		12,205,051

Insurance – 0.3%
45,739	American International Group, Inc.	2,827,585
39,519	Assured Guaranty Ltd.	948,061
14,855	MetLife, Inc.	831,731

		4,607,377

Materials – 0.5%
13,867	CF Industries Holdings, Inc.	891,371
14,136	Compass Minerals International, Inc.	1,161,131
13,509	Cytec Industries, Inc.	817,700
12,638	FMC Corp.	664,127
5,931	Monsanto Co.	632,185
57,089	Owens-Illinois, Inc.*	1,309,621
10,969	Rock-Tenn Co. Class A	660,334

		6,136,469

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media – 0.4%
14,579	Comcast Corp. Class A	$876,781
25,309	Liberty Broadband Corp.*	1,294,808
8,082	The Walt Disney Co.	922,480
4,906	Time Warner Cable, Inc.	874,102
8,771	Time Warner, Inc.	766,673

		4,734,844

Pharmaceuticals, Biotechnology & Life Sciences – 1.6%
29,739	AbbVie, Inc.	1,998,163
5,769	Alexion Pharmaceuticals, Inc.*	1,042,862
14,446	Allergan PLC*	4,383,783
2,281	Biogen, Inc.*	921,387
12,363	Bristol-Myers Squibb Co.	822,634
11,307	Celgene Corp.*	1,308,616
9,548	Endo International PLC*	760,498
18,450	Gilead Sciences, Inc.	2,160,126
6,718	Jazz Pharmaceuticals PLC*	1,182,838
13,336	Johnson & Johnson	1,299,727
23,491	Merck & Co., Inc.	1,337,343
10,417	Mylan NV*	706,898
64,955	Pfizer, Inc.	2,177,941
5,404	Thermo Fisher Scientific, Inc.	701,223
6,282	United Therapeutics Corp.*	1,092,754

		21,896,793

Real Estate – 0.7%
108,577	American Capital Agency Corp. (REIT)	1,994,559
10,056	American Tower Corp. (REIT)	938,124
22,419	CBRE Group, Inc. Class A*	829,503
46,030	Forest City Enterprises, Inc. Class A*	1,017,263
4,347	Jones Lang LaSalle, Inc.	743,337
121,858	NorthStar Realty Finance Corp. (REIT)	1,937,542
38,103	Starwood Property Trust, Inc. (REIT)	821,882
6,840	The Howard Hughes Corp.*	981,814
11,664	WP Carey, Inc. (REIT)	687,476

		9,951,500

Retailing – 1.0%
2,686	Amazon.com, Inc.*	1,165,966
57,444	Cabela’s, Inc.*	2,871,051
11,556	Dollar Tree, Inc.*	912,808
85,165	Liberty Interactive Corp QVC Group Series A*	2,363,329
38,904	Liberty Ventures Series A*	1,527,760
42,302	LKQ Corp.*	1,279,424
1,197	Netflix, Inc.*	786,357
1,589	The Priceline Group, Inc.*	1,829,527
10,570	TripAdvisor, Inc.*	921,070

		13,657,292

Semiconductors & Semiconductor Equipment – 0.5%
14,584	Analog Devices, Inc.	936,074
41,947	Lam Research Corp.	3,412,388
17,204	Microchip Technology, Inc.	815,900

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
62,503	Micron Technology, Inc.*	$1,177,557
9,367	Skyworks Solutions, Inc.	975,105

		7,317,024

Software & Services – 2.1%
12,688	Cognizant Technology Solutions Corp. Class A*	775,110
7,070	DST Systems, Inc.	890,679
38,255	eBay, Inc.*	2,304,481
5,739	Equinix, Inc. (REIT)	1,457,706
47,741	Facebook, Inc. Class A*	4,094,507
24,370	FireEye, Inc.*	1,191,937
6,333	Google, Inc. Class A*	3,420,073
2,842	Google, Inc. Class C*	1,479,289
5,430	LinkedIn Corp. Class A*	1,122,001
23,228	Mastercard, Inc. Class A	2,171,353
41,847	Microsoft Corp.	1,847,545
19,646	Oracle Corp.	791,734
63,920	Pandora Media, Inc.*	993,317
25,486	PTC, Inc.*	1,045,436
73,172	VeriFone Systems, Inc.*	2,484,921
22,611	Visa, Inc. Class A	1,518,329
7,418	Workday, Inc. Class A*	566,661
19,221	Yahoo!, Inc.*	755,193

		28,910,272

Technology Hardware & Equipment – 1.2%
61,562	Apple, Inc.	7,721,414
51,825	EMC Corp.	1,367,662
7,953	IPG Photonics Corp.*	677,397
27,069	NCR Corp.*	814,777
11,652	Palo Alto Networks, Inc.*	2,035,605
9,872	QUALCOMM, Inc.	618,283
30,128	Zebra Technologies Corp. Class A*	3,345,714

		16,580,852

Transportation – 0.8%
6,026	Amerco, Inc.	1,969,960
36,894	American Airlines Group, Inc.	1,473,362
30,446	Copa Holdings SA Class A	2,514,535
60,294	Delta Air Lines, Inc.	2,476,878
4,201	FedEx Corp.	715,850
9,387	Old Dominion Freight Line, Inc.*	643,995
10,344	Union Pacific Corp.	986,507

		10,781,087

TOTAL COMMON STOCKS
(Cost $208,689,386)		$205,537,163

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Exchange Traded Funds – 8.8%
152,782	Energy Select Sector SPDR Fund	$11,483,095
273,318	Health Care Select Sector SPDR Fund	20,332,126
2,113,633	Vanguard FTSE Emerging Markets Fund	86,405,317

TOTAL EXCHANGE TRADED FUNDS
(Cost $116,626,264)		$118,220,538

Investment Company(a)(b) – 66.4%
Goldman Sachs Financial Square Government Fund – FST Shares
896,658,481	0.006%	$896,658,481
(Cost $896,658,481)

TOTAL INVESTMENTS – 90.4%
(Cost $1,221,974,131)		$1,220,416,182

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.6%		130,067,028

NET ASSETS – 100.0%		$1,350,483,210

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represent an affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG	CHF/USD	07/23/15	$310,433	$218
	JPY/USD	07/23/15	81,731	995
	TWD/USD	07/24/15	485,697	448
	USD/AUD	07/23/15	4,885,494	22,242
	USD/BRL	07/24/15	1,467,483	7,240
	USD/CAD	07/23/15	6,531,294	90,068
	USD/CHF	07/23/15	588,752	1,550
	USD/CZK	07/23/15	834,145	10,380
	USD/EUR	07/23/15	18,511,840	311,691
	USD/GBP	07/23/15	251,362	2,570
	USD/HUF	07/23/15	2,119,554	41,822
	USD/KRW	07/24/15	3,909,360	50,863
	USD/MXN	07/23/15	3,493,778	71,487
	USD/NOK	07/23/15	1,835,692	11,090
	USD/NZD	07/23/15	4,693,744	78,588
	USD/PLN	07/23/15	2,583,608	33,915
	USD/SEK	07/23/15	669,785	10,186
	USD/SGD	07/23/15	3,544,114	24,296
	USD/TWD	07/24/15	1,690,224	8,215
	USD/ZAR	07/23/15	206,348	98
	ZAR/USD	07/23/15	366,841	1,455
TOTAL				$779,417

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG	AUD/USD	07/23/15	$647,289	$(1,457)
	BRL/USD	07/24/15	127,607	(763)
	CHF/USD	07/23/15	1,616,391	(21,554)
	EUR/USD	07/23/15	111,517	(479)
	GBP/USD	07/23/15	1,586,724	(6,152)
	HUF/USD	07/23/15	28,261	(619)
	JPY/USD	07/23/15	261,539	(179)
	KRW/USD	07/24/15	589,082	(6,231)
	MXN/USD	07/23/15	651,113	(12,971)
	NOK/USD	07/23/15	152,974	(338)
	NZD/USD	07/23/15	54,107	(454)
	PLN/USD	07/23/15	350,860	(5,896)
	SGD/USD	07/23/15	1,985,446	(8,970)
	TWD/USD	07/24/15	485,697	(1,158)
	USD/AUD	07/23/15	323,645	(2,920)
	USD/BRL	07/24/15	25,521	(153)
	USD/JPY	07/23/15	7,551,927	(14,811)
	USD/KRW	07/24/15	17,851	(50)
	USD/NOK	07/23/15	178,470	(70)
	USD/SGD	07/23/15	352,556	(517)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (continued)	USD/ZAR	07/23/15	$2,246,900	$(730)
	ZAR/USD	07/23/15	538,797	(2,408)
TOTAL				$(88,880)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	12	September 2015	$9,210,679	$13,254
90 Day Bank Bill	42	December 2015	32,239,749	8,728
90 Day Bank Bill	47	March 2016	36,076,929	(1,884)
90 Day Eurodollar	31	September 2015	7,721,713	19,636
90 Day Eurodollar	72	December 2015	17,903,700	44,745
90 Day Eurodollar	113	March 2016	28,046,600	65,513
90 Day Eurodollar	116	June 2016	28,731,750	66,709
90 Day Eurodollar	116	September 2016	28,666,500	34,045
90 Day Eurodollar	(5)	December 2016	(1,392,239)	(429)
90 Day Eurodollar	93	December 2016	22,931,475	27,024
90 Day Eurodollar	(7)	March 2017	(1,948,256)	(1,137)
90 Day Eurodollar	86	March 2017	21,165,675	23,722
90 Day Eurodollar	(10)	June 2017	(2,781,690)	(1,717)
90 Day Eurodollar	86	June 2017	21,126,975	12,622
90 Day Sterling	27	September 2015	5,269,560	36,417
90 Day Sterling	16	December 2015	3,119,560	24,577
90 Day Sterling	12	March 2016	2,336,606	19,844
90 Day Sterling	12	June 2016	2,332,835	19,713
90 Day Sterling	12	September 2016	2,328,592	19,415
90 Day Sterling	12	December 2016	2,324,586	9,281
90 Day Sterling	12	March 2017	2,321,050	(2,266)
90 Day Sterling	12	June 2017	2,317,987	(1,904)
Brent Crude Futures	(27)	August 2015	(1,731,780)	15,765
CAC 40 Index	45	July 2015	2,401,303	(40,271)
Cocoa Futures	20	September 2015	653,800	23,946
Coffee ‘C’ Futures	(1)	September 2015	(49,650)	2,774
Copper Futures	(29)	September 2015	(1,895,875)	72,315
Corn Futures	(89)	September 2015	(1,877,900)	(233,647)
Cotton No. 2 Futures	1	December 2015	33,955	1,152
Crude Oil Futures	(16)	July 2015	(951,520)	3,403
DAX Index	8	September 2015	2,453,004	(17,138)
EURO STOXX 50 Index	111	September 2015	4,251,993	(75,895)
Euro-Bobl	43	September 2015	6,211,877	35,630
Euro-Bund	14	September 2015	2,372,401	28,911
Euro-Schatz	78	September 2015	9,676,285	8,947
Feeder Cattle Futures	8	August 2015	858,900	(48,758)
FTSE 100 Index	22	September 2015	2,244,813	(60,010)
FTSE/MIB Index	17	September 2015	2,139,068	19,332
Gasoline RBOB Futures	(6)	July 2015	(516,449)	(8,862)
Gold 100 OZ Futures	(41)	August 2015	(4,804,380)	55,824
Hang Seng Index	15	July 2015	2,535,364	(52,363)
Hard Red Winter Wheat Futures	(3)	September 2015	(91,538)	(10,431)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
IBEX 35 Index	19	July 2015	$2,282,355	$(39,091)
KOSPI 200 Index	(30)	September 2015	(3,392,129)	(2,340)
Lean Hogs Futures	(17)	August 2015	(505,750)	26,805
Live Cattle Futures	14	August 2015	829,220	(31,812)
LME Lead Futures	23	July 2015	1,005,819	(184,910)
LME Lead Futures	(23)	July 2015	(1,005,819)	126,977
LME Lead Futures	4	August 2015	175,375	(21,434)
LME Lead Futures	(41)	August 2015	(1,797,594)	156,239
LME Nickel Futures	32	July 2015	2,292,384	(241,952)
LME Nickel Futures	(32)	July 2015	(2,292,384)	324,207
LME Nickel Futures	4	August 2015	286,956	(28,611)
LME Nickel Futures	(24)	August 2015	(1,721,736)	180,898
LME Nickel Futures	18	September 2015	1,292,922	(164,872)
LME Nickel Futures	(18)	September 2015	(1,292,922)	112,572
LME Primary Aluminum Futures	102	July 2015	4,229,175	(468,240)
LME Primary Aluminum Futures	(102)	July 2015	(4,229,175)	306,604
LME Primary Aluminum Futures	(3)	August 2015	(125,663)	805
LME Primary Aluminum Futures	(47)	August 2015	(1,968,713)	74,993
LME Primary Aluminum Futures	50	September 2015	2,105,938	(85,340)
LME Primary Aluminum Futures	(50)	September 2015	(2,105,938)	119,147
LME Zinc Futures	104	July 2015	5,178,550	(643,794)
LME Zinc Futures	(104)	July 2015	(5,178,550)	364,731
LME Zinc Futures	14	August 2015	698,250	(56,533)
LME Zinc Futures	(48)	August 2015	(2,394,000)	82,131
LME Zinc Futures	33	September 2015	1,648,763	(164,459)
LME Zinc Futures	(33)	September 2015	(1,648,763)	138,059
Long Gilt	6	September 2015	1,091,045	13,387
Low Sulphur Gas Oil Futures	(24)	August 2015	(1,382,400)	23,484
NASDAQ 100 E-mini Index	79	September 2015	6,936,595	(73,820)
Natural Gas Futures	(47)	July 2015	(1,331,040)	(41,488)
NY Harbor ULSD Futures	(16)	July 2015	(1,270,013)	5,089
Russell 2000 Mini Index	457	September 2015	57,143,280	(214,364)
S&P 500 E-mini Index	(1,460)	September 2015	(149,971,200)	1,435,106
S&P Mid Cap 400 E-mini Index	27	September 2015	4,044,870	(49,898)
S&P/TSX 60 Index	14	September 2015	1,891,849	(23,978)
Silver Futures	(18)	September 2015	(1,402,290)	73,303
Soybean Futures	(25)	November 2015	(1,296,563)	(147,229)
Sugar #11 (World) Futures	(174)	September 2015	(2,430,154)	37,390
TSE TOPIX Index	37	September 2015	4,929,403	(12,391)
U.S. Long Bond	(40)	September 2015	(6,033,750)	(13,820)
Wheat Futures	2	September 2015	61,575	7,894
2 Year U.S. Treasury Notes	261	September 2015	57,142,688	96,427
5 Year U.S. Treasury Notes	79	September 2015	9,421,367	52,256
10 Year Canadian Government Bonds	10	September 2015	1,120,897	19,851
10 Year Japanese Government Bonds	18	September 2015	21,615,884	(18,003)
10 Year U.S. Treasury Notes	(114)	September 2015	(14,383,594)	(18,011)
TOTAL				$1,188,497

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$84,200	5.000%	06/20/20	3.557%	$5,802,261	$(457,503)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
JPMorgan Chase Bank, N.A.	Bloomberg Roll Select Commodity Total Return Index	$11,584	(0.015)%	09/21/15	$185,622
Deutsche Bank AG	Russell Top 200 Growth Index Total Return	17,423	0.148	09/24/15	303,853
	Russell Top 200 Value Index Total Return	17,423	(0.148)	09/24/15	(308,758)
TOTAL					$180,717

(a)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

WRITTEN OPTIONS CONTRACTS — At June 30, 2015, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	93	$1,900	July 2015	$(36,270)
	90	1,925	July 2015	(41,670)
	88	1,950	July 2015	(61,512)
	86	1,975	July 2015	(77,314)
	84	2,000	July 2015	(109,200)
	82	2,025	July 2015	(152,684)
	80	2,050	July 2015	(204,800)
	78	2,075	July 2015	(283,140)
	76	2,100	July 2015	(372,020)
	77	1,900	August 2015	(114,345)
	75	1,925	August 2015	(129,000)
	73	1,950	August 2015	(151,110)
	71	1,975	August 2015	(170,400)
	70	2,000	August 2015	(208,810)
	68	2,025	August 2015	(252,960)
	66	2,050	August 2015	(297,330)
	65	2,075	August 2015	(361,075)
	63	2,100	August 2015	(413,595)
	62	2,125	August 2015	(473,060)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS (continued)

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index (continued)	85	$1,900	September 2015	$(186,150)
	83	1,925	September 2015	(217,460)
	81	1,950	September 2015	(253,530)
	79	1,975	September 2015	(275,710)
	77	2,000	September 2015	(326,480)
	75	2,025	September 2015	(362,250)
	73	2,050	September 2015	(423,400)
	71	2,075	September 2015	(481,025)
	70	2,100	September 2015	(555,450)
	68	2,125	September 2015	(643,960)
TOTAL (Premiums Received $7,362,162)	2,209			$(7,635,710)

For the six months ended June 30, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,773	$7,265,961
Contracts written	5,649	17,680,053
Contracts bought to close	(1,318)	(3,602,336)
Contracts expired	(4,895)	(13,981,516)
Contracts Outstanding June 30, 2015	2,209	$7,362,162

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 6.8%
Collateralized Mortgage Obligations – 4.0%
Agency Multi-Family(a) – 2.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$6,014,231
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
16,400,000	3.034	10/25/20	17,142,887

			23,157,118

Regular Floater(a)(c) – 0.8%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)
132,150	0.734	02/25/48	131,707
FHLMC REMIC Series 3371, Class FA
435,006	0.786	09/15/37	440,209
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
480,749	0.524	12/07/20	481,659
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
660,193	0.635	10/07/20	663,313
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
887,653	0.555	11/06/17	889,282
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,013,740	0.585	02/06/20	2,019,325
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
1,341,151	0.585	03/11/20	1,345,290
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
984,687	0.565	03/06/20	986,341
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
665,100	0.561	04/06/20	665,308
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
144,826	0.565	05/07/20	144,826

			7,767,260

Sequential Fixed Rate – 0.9%
FHLMC REMIC Series 2755, Class ZA
818,125	5.000	02/15/34	901,844
FHLMC REMIC Series 4273, Class PD
2,821,607	6.500	11/15/43	3,261,832
FNMA REMIC Series 2012-111, Class B
981,556	7.000	10/25/42	1,127,814
FNMA REMIC Series 2012-153, Class B
3,064,783	7.000	07/25/42	3,590,425
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A(c)
32,642	1.840	10/07/20	32,667

			8,914,582

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$39,838,960

Mortgage-Backed Obligations – (continued)
Federal Agencies – 2.8%
Adjustable Rate FNMA(a) – 0.2%
$1,259,895	2.550%	05/01/33	$1,340,227
775,625	2.463	10/01/36	829,593

			2,169,820

FHLMC – 1.5%
264	5.000	09/01/16	275
1,793	5.000	11/01/16	1,872
595	5.000	12/01/16	622
3,867	5.000	01/01/17	4,037
5,056	5.000	01/01/18	5,253
53,715	5.000	02/01/18	55,915
35,931	5.000	03/01/18	37,459
23,911	5.000	04/01/18	24,932
16,097	5.000	05/01/18	16,792
12,836	5.000	06/01/18	13,403
27,253	5.000	07/01/18	28,517
7,941	5.000	08/01/18	8,296
4,134	5.000	10/01/18	4,333
7,107	5.000	11/01/18	7,450
640	5.000	02/01/19	676
145,673	5.500	01/01/20	155,351
100,554	5.000	11/01/25	110,638
239,447	5.000	08/01/28	263,281
17,247	5.000	01/01/33	19,136
1,698	5.000	03/01/33	1,874
13,328	5.000	04/01/33	14,713
4,044	5.000	05/01/33	4,464
8,662	5.000	06/01/33	9,562
53,062	5.000	07/01/33	58,575
71,730	5.000	08/01/33	79,204
6,367	5.000	09/01/33	7,029
14,905	5.000	10/01/33	16,454
43,600	5.000	11/01/33	48,130
16,258	5.000	12/01/33	17,947
16,358	5.000	01/01/34	18,057
56,355	5.000	02/01/34	62,201
20,932	5.000	03/01/34	23,096
42,527	5.000	04/01/34	46,923
58,857	5.000	05/01/34	64,970
725,398	5.000	06/01/34	800,703
11,003	5.000	11/01/34	12,140
212,445	5.000	04/01/35	234,516
3,820,797	5.000	07/01/35	4,215,735
29,519	5.000	11/01/35	32,585
123,115	5.000	03/01/36	136,200
58,698	5.000	03/01/37	64,483
146,117	5.000	12/01/37	160,516
306,261	5.000	02/01/38	336,470
851,049	5.000	03/01/38	934,994
419,779	5.000	07/01/38	461,185
418,740	5.000	11/01/38	460,044
954,525	5.000	12/01/38	1,048,589
517,358	5.000	01/01/39	568,389
122,598	5.000	02/01/39	134,691

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,932,970	7.000%	02/01/39	$3,439,157
862,967	5.000	06/01/41	948,009

			15,219,843

FNMA – 1.1%
28,086	5.000	03/01/18	29,248
100,544	5.000	04/01/18	104,784
16,798	6.000	12/01/18	19,044
1,388	5.500	01/01/19	1,475
33,153	5.500	02/01/19	34,932
17,864	6.000	02/01/19	20,253
31,997	5.500	03/01/19	33,807
21,763	5.500	04/01/19	22,946
19,460	6.000	04/01/19	22,062
13,567	5.500	05/01/19	14,356
62,955	5.500	06/01/19	66,234
184,866	5.500	07/01/19	195,135
169,174	5.500	08/01/19	179,565
144,846	5.500	09/01/19	153,975
41,001	5.500	10/01/19	43,596
45,319	5.500	11/01/19	48,277
79,975	5.500	12/01/19	84,816
5,792	5.500	01/01/20	6,221
3,307	5.500	06/01/20	3,496
929,772	5.500	07/01/20	992,867
18,129	6.000	12/01/21	20,553
16,783	6.000	01/01/23	19,027
11,471	6.000	03/01/34	13,184
41,604	6.000	08/01/34	47,799
382,582	6.000	08/01/35	436,223
216,596	6.000	09/01/35	246,330
161,182	6.000	10/01/35	183,310
215,009	6.000	11/01/35	245,390
395,848	6.000	03/01/36	450,190
2,490	6.000	06/01/36	2,826
6,372	6.000	07/01/36	7,233
487,417	6.000	12/01/36	555,288
29,246	6.000	01/01/37	33,194
556,622	6.000	02/01/37	633,870
2,463	6.000	04/01/37	2,802
16,997	6.000	05/01/37	19,290
172,887	6.000	06/01/37	196,944
141,283	6.000	07/01/37	160,890
512,415	6.000	08/01/37	584,820
135,444	6.000	09/01/37	153,701
33,828	6.000	10/01/37	38,388
197,685	5.000	11/01/37	219,894
152,131	6.000	11/01/37	174,443
237,713	6.000	12/01/37	269,815
678,989	6.000	01/01/38	770,933
6,440	6.000	03/01/38	7,308
15,941	6.000	04/01/38	18,089
54,742	6.000	05/01/38	62,119
5,769	6.000	09/01/38	6,559
170,882	6.000	10/01/38	195,304
5,901	6.000	12/01/38	6,696

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$5,807	6.000%	01/01/39	$6,590
1,790,194	7.000	03/01/39	2,055,590
20,627	4.000	08/01/39	21,842
46,490	6.000	10/01/39	52,757
40,896	4.500	02/01/40	44,213
7,944	6.000	04/01/40	9,014
78,371	6.000	05/01/41	88,935
452,180	5.000	07/01/41	501,708
288,076	4.500	08/01/41	312,731

			10,952,881

TOTAL FEDERAL AGENCIES			$28,342,544

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $67,096,995)			$68,181,504

Asset-Backed Securities(c) – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$73,893	7.000%	09/25/37	$73,265
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(a)
127,465	6.722	09/25/37	129,025

TOTAL ASSET-BACKED SECURITIES
(Cost $201,736)			$202,290

U.S. Treasury Obligations – 13.1%
United States Treasury Bonds
$1,100,000	2.750%	11/15/42	$1,023,220
11,800,000	3.625 (d)	08/15/43	12,977,522
5,650,000	3.750	11/15/43	6,353,764
7,200,000	3.625 (d)	02/15/44	7,914,312
4,900,000	3.375 (d)	05/15/44	5,145,098
5,700,000	3.000	11/15/44	5,572,947
3,700,000	3.000	05/15/45	3,625,149
United States Treasury Inflation-Protected Securities
7,146,516	2.500	07/15/16	7,412,295
United States Treasury Notes
3,900,000	1.500	05/31/19	3,921,723
7,500,000	1.625	08/31/19	7,561,425
6,300,000	1.750	09/30/19	6,375,473
4,000,000	1.250	01/31/20	3,947,160
9,000,000	1.375	02/29/20	8,923,680
6,100,000	1.375	03/31/20	6,040,830
3,600,000	1.375	04/30/20	3,560,544
4,100,000	1.500	05/31/20	4,077,573
3,300,000	1.625	06/30/20	3,299,472
6,600,000	2.250	04/30/21	6,738,468
2,600,000	2.000	05/31/21	2,616,614
6,600,000	2.000	10/31/21	6,611,154
4,600,000	2.125	12/31/21	4,634,546
4,900,000	1.875	05/31/22	4,845,267

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$800,000	2.125%	06/30/22	$803,312
7,200,000	2.250	11/15/24	7,154,352

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $129,114,148)			$131,135,900

Shares	Distribution Rate	Value
Investment Company(a)(e) – 67.1%
Goldman Sachs Financial Square Government Fund – FST Shares
673,670,841	0.006%	$673,670,841
(Cost $673,670,841)

TOTAL INVESTMENTS – 87.0%
(Cost $870,083,720)		$873,190,535

OTHER ASSETS IN EXCESS OF
LIABILITIES – 13.0%		130,265,746

NET ASSETS – 100.0%		$1,003,456,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $131,707, which represents less than 0.05% of net assets as of June 30, 2015.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(33)	September 2015	$(4,977,844)	$(631)
U.S. Ultra Long Treasury Bonds	(319)	September 2015	(49,145,938)	1,446,519
2 Year U.S. Treasury Notes	(110)	September 2015	(24,083,125)	(32,936)
5 Year U.S. Treasury Notes	(460)	September 2015	(54,858,594)	1,572
10 Year U.S. Treasury Notes	195	September 2015	24,603,516	(177,878)
TOTAL				$1,236,646

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$15,300	(a)	09/16/17	3 Month LIBOR	2.500%	$(94,824)	$(42,871)
23,000	(a)	09/16/20	3 Month LIBOR	2.250	(285,754)	(125,974)
39,200	(a)	09/16/22	3 Month LIBOR	2.500	161,092	(904,321)
6,100	(a)	09/16/30	3 Month LIBOR	3.000	(130,349)	(55,963)
100		06/19/43	2.750%	3 Month LIBOR	(9,851)	6,309
TOTAL					$(359,686)	$(1,122,820)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	S&P GSCI 6 Month Forward Index	$10,085	(0.240)%	08/28/15	$25,156
		11,555	(0.150)	08/28/15	29,871
		239,593	(0.240)	11/24/15	597,640
Macquarie Bank Ltd.	S&P GSCI 6 Month Forward Index	180,951	(0.250)	09/02/15	449,890
Merrill Lynch International	S&P GSCI 3 Month Forward Index	262,845	(0.200)	11/20/15	494,149
Societe Generale SA	S&P GSCI 6 Month Forward Index	103,253	(0.230)	09/03/15	258,513
UBS AG	S&P GSCI 6 Month Forward Index	191,359	(0.250)	08/27/15	475,548
TOTAL					$2,330,767

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 39.2%
Automobiles & Components – 1.6%
28,100	Bridgestone Corp.	$1,038,649
3,995	Continental AG	945,926
77,500	Daihatsu Motor Co. Ltd.	1,103,072
29,200	Fuji Heavy Industries Ltd.	1,073,707
52,400	Mazda Motor Corp.	1,025,405
125,600	Mitsubishi Motors Corp.	1,068,106
55,757	Pirelli & C. SpA	941,019
66,000	Sumitomo Rubber Industries Ltd.	1,022,361
32,300	Suzuki Motor Corp.	1,090,108
48,500	The Yokohama Rubber Co. Ltd.	973,183
47,600	Yamaha Motor Co. Ltd.	1,040,045

		11,321,581

Banks – 1.5%
55,325	Banco Popolare SC*	910,959
15,062	BNP Paribas SA	914,003
71,969	Commerzbank AG*	920,024
60,956	Credit Agricole SA	910,070
200,000	Fukuoka Financial Group, Inc.	1,036,622
147,000	Mitsubishi UFJ Financial Group, Inc.	1,057,587
493,300	Mizuho Financial Group, Inc.	1,067,369
187,700	Resona Holdings, Inc.	1,023,740
19,451	Societe Generale SA	912,715
24,300	Sumitomo Mitsui Financial Group, Inc.	1,081,817
113,061	Unione di Banche Italiane SCpA	907,221

		10,742,127

Capital Goods – 6.6%
28,643	ACS Actividades de Construccion y Servicios SA	923,907
80,242	AGCO Corp.	4,556,141
60,933	Dover Corp.	4,276,278
221,000	Ebara Corp.	1,069,443
76,418	Emerson Electric Co.	4,235,850
239,000	Fuji Electric Co. Ltd.	1,027,926
83,400	Hino Motors Ltd.	1,031,012
69,403	Lincoln Electric Holdings, Inc.	4,225,949
81,000	Mitsubishi Electric Corp.	1,045,929
282,887	MRC Global, Inc.*	4,367,775
62,502	MSC Industrial Direct Co., Inc. Class A	4,360,764
96,661	Oshkosh Corp.	4,096,493
12,972	Schneider Electric SE	898,169
8,958	Siemens AG (Registered)	906,294
312,000	Toshiba Corp.	1,069,941
18,032	W.W. Grainger, Inc.	4,267,273
60,622	WESCO International, Inc.*	4,161,094

		46,520,238

Commercial & Professional Services – 0.9%
48,277	Manpowergroup, Inc.	4,314,998
14,715	Randstad Holding NV	957,468
35,300	Recruit Holdings Co. Ltd.	1,076,448

		6,348,914

Common Stocks – (continued)
Consumer Durables & Apparel – 3.7%
12,146	adidas AG	$929,344
121,696	Coach, Inc.	4,211,899
58,906	Deckers Outdoor Corp.*	4,239,465
60,338	Fossil Group, Inc.*	4,185,044
5,280	Kering	943,996
5,013	LVMH Moet Hennessy Louis Vuitton SE	881,338
95,092	Michael Kors Holdings Ltd.*	4,002,422
31,916	Ralph Lauren Corp.	4,224,402
87,000	Sekisui Chemical Co. Ltd.	1,068,015
2,347	The Swatch Group AG	914,574

		25,600,499

Consumer Services – 1.1%
269,194	Apollo Education Group, Inc. Class A*	3,467,219
131,692	DeVry Education Group, Inc.	3,948,126

		7,415,345

Diversified Financials – 0.7%
30,748	Deutsche Bank AG (Registered)	924,492
89,475	Waddell & Reed Financial, Inc. Class A	4,233,062

		5,157,554

Energy – 3.2%
57,783	Dril-Quip, Inc.*	4,348,171
61,920	Helmerich & Payne, Inc.	4,360,406
92,900	Inpex Corp.	1,054,503
89,130	National Oilwell Varco, Inc.	4,303,196
113,082	Oil States International, Inc.*	4,210,043
211,213	Superior Energy Services, Inc.	4,443,922

		22,720,241

Food & Staples Retailing – 1.0%
28,481	Carrefour SA	915,195
46,915	Koninklijke Ahold NV	880,720
13,800	Tsuruha Holdings, Inc.	1,073,434
60,697	Wal-Mart Stores, Inc.	4,305,238

		7,174,587

Food, Beverage & Tobacco – 0.3%
10,405	Carlsberg A/S Class B	942,752
22,200	Ezaki Glico Co. Ltd.	1,102,515

		2,045,267

Health Care Equipment & Services – 2.5%
26,155	Anthem, Inc.	4,293,082
23,884	Humana, Inc.	4,568,531
61,273	Quest Diagnostics, Inc.	4,443,518
39,748	Zimmer Biomet Holdings, Inc.	4,341,674

		17,646,805

Materials – 0.9%
129,000	Asahi Kasei Corp.	1,058,133
29,992	K+S AG (Registered)	1,264,697
68,860	Reliance Steel & Aluminum Co.	4,164,653

		6,487,483

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 0.2%
23,000	CyberAgent, Inc.	$1,091,131

Pharmaceuticals, Biotechnology & Life Sciences – 1.7%
36,007	Gilead Sciences, Inc.	4,215,700
44,229	Johnson & Johnson	4,310,558
33,200	Otsuka Holdings Co. Ltd.	1,057,858
95,600	Sumitomo Dainippon Pharma Co. Ltd.	1,053,541
49,700	Tsumura & Co.	1,069,181

		11,706,838

Retailing – 2.8%
17,700	ABC-Mart, Inc.	1,083,283
253,944	Ascena Retail Group, Inc.*	4,229,437
129,479	Best Buy Co., Inc.	4,222,310
129,556	DSW, Inc. Class A	4,323,284
67,021	Foot Locker, Inc.	4,491,077
10,700	Shimamura Co. Ltd.	1,123,385

		19,472,776

Semiconductors & Semiconductor Equipment – 1.8%
103,400	Advantest Corp.	1,075,110
137,676	Intel Corp.	4,187,415
182,595	Micron Technology, Inc.*	3,440,090
209,102	NVIDIA Corp.	4,205,041

		12,907,656

Software & Services – 3.4%
12,191	AtoS	910,952
143,242	CA, Inc.	4,195,558
64,912	Electronic Arts, Inc.*	4,316,648
184,000	Fujitsu Ltd.	1,028,072
13,051	SAP SE	914,566
181,277	Symantec Corp.	4,214,690
116,842	Teradata Corp.*	4,323,154
402,312	Xerox Corp.	4,280,600

		24,184,240

Technology Hardware & Equipment – 4.6%
102,169	Avnet, Inc.	4,200,168
348,394	Brocade Communications Systems, Inc.	4,138,921
72,600	Brother Industries Ltd.	1,027,040
149,800	Citizen Holdings Co. Ltd.	1,045,117
160,045	EMC Corp.	4,223,588
29,400	FUJIFILM Holdings Corp.	1,049,228
139,291	Hewlett-Packard Co.	4,180,123
90,400	Konica Minolta, Inc.	1,053,626
67,226	QUALCOMM, Inc.	4,210,364
105,500	Ricoh Co. Ltd.	1,092,871
4,533	SanDisk Corp.	263,911
59,400	Seiko Epson Corp.	1,052,593
87,234	Telefonaktiebolaget LM Ericsson Class B	908,554
50,077	Western Digital Corp.	3,927,038

		32,373,142

Common Stocks – (continued)
Telecommunication Services – 0.4%
59,248	Orange SA	$915,640
727,023	Telecom Italia SpA*	923,909
42,537	Telenor ASA	932,618

		2,772,167

Transportation – 0.3%
31,767	Deutsche Post AG (Registered)	928,210
31,700	Japan Airlines Co. Ltd.	1,104,727

		2,032,937

TOTAL COMMON STOCKS
(Cost $283,441,741)		$275,721,528

Shares	Description	Rate	Value
Preferred Stocks – 0.2%
Automobiles & Components – 0.1%
3,947	Volkswagen AG	4.860%	$916,015

Household & Personal Products – 0.1%
8,156	Henkel AG & Co. KGaA	1.310	915,234

TOTAL PREFERRED STOCKS
(Cost $1,944,348)			$1,831,249

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Note(a)(b)(c)(d)(e) – 0.4%
UBS AG
$2,620,000	0.040%	05/31/16	$2,657,111
(Cost $2,620,000)

U.S. Treasury Obligation(f) – 4.6%
United States Treasury Inflation Indexed Bond
$33,125,186	0.250%	01/15/25	$32,540,195
(Cost $33,230,558)

Shares	Distribution Rate	Value
Investment Company(e)(g) – 41.1%
Goldman Sachs Financial Square Government Fund – FST Shares
289,154,936	0.006%	$289,154,936
(Cost $289,154,936)

TOTAL INVESTMENTS – 85.5%
(Cost $610,391,583)		$601,905,019

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.5%		101,895,883

NET ASSETS – 100.0%		$703,800,902

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,657,111, which represents approximately 0.4% of net assets as of June 30, 2015.
(b)	Interest rate is LIBOR as of June 30, 2015 minus a spread.
(c)	Security is linked to the Bloomberg Petroleum Sub Index Total Return (the “BCOMPETR”). The BCOMPETR is a commodity group sub index of the Bloomberg Commodity Index Total Return. The BCOMPETR is composed of futures contracts on crude oil, heating oil, and unleaded gasoline.
(d)	These Structured Notes take into consideration a leverage of factor 300% on the return of the underlying linked index.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an affiliated issuer.

Investment Abbreviation:
LIBOR	— London Interbank Offered Rate

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	CHF/USD	09/16/15	$171,651	$908
	DKK/USD	09/16/15	257,612	911
	EUR/USD	09/16/15	1,071,424	4,480
	JPY/USD	09/16/15	1,930,306	16,741
	NOK/USD	09/16/15	63,657	1,093
	SEK/USD	09/16/15	144,991	1,834
	USD/CHF	09/16/15	5,825,420	9,688
	USD/DKK	09/16/15	4,839,381	63,202
	USD/EUR	09/16/15	29,508,802	373,295
	USD/NOK	09/16/15	4,672,400	61,071
	USD/SEK	09/16/15	4,839,058	31,772
TOTAL				$564,995

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF/USD	09/16/15	$1,083,550	$(1,388)
	DKK/USD	09/16/15	34,448	(207)
	NOK/USD	09/16/15	50,925	(273)
	SEK/USD	09/16/15	144,991	(627)
	USD/JPY	09/16/15	53,116,141	(901,010)
TOTAL				$(903,505)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	131	July 2015	$13,788,141	$(84,268)
Brent Crude Futures	(9)	August 2015	(577,260)	(5,231)
CAC 40 Index	262	July 2015	13,980,921	(53,920)
CBOE Volatility Index	(123)	July 2015	(2,130,975)	(350,618)
Cocoa Futures	9	September 2015	294,210	16,731
Coffee ‘C’ Futures	(13)	September 2015	(645,450)	18,756
Corn Futures	(12)	September 2015	(253,200)	(32,713)
Cotton No. 2 Futures	1	December 2015	33,955	1,517
Crude Oil Futures	(12)	July 2015	(713,640)	(11,775)
DAX Index	82	September 2015	25,143,295	(7,760)
Euro-Bund	49	September 2015	8,303,403	(64,655)
Feeder Cattle Futures	8	August 2015	858,900	(5,987)
FTSE 100 Index	110	September 2015	11,224,067	(352,091)
FTSE/MIB Index	31	September 2015	3,900,654	32,137
Gasoline RBOB Futures	(1)	July 2015	(86,075)	(3,975)
Gold 100 OZ Futures	1	August 2015	117,180	(2,383)
Hang Seng Index	59	July 2015	9,972,431	(415,059)
Hard Red Winter Wheat Futures	(3)	September 2015	(91,538)	(9,229)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
IBEX 35 Index	(53)	July 2015	$(6,366,570)	$(699)
Lean Hogs Futures	(12)	August 2015	(357,000)	22,819
Live Cattle Futures	6	August 2015	355,380	(3,738)
LME Copper Futures	3	July 2015	431,794	(50,576)
LME Copper Futures	(3)	July 2015	(431,794)	11,830
LME Copper Futures	3	August 2015	432,075	(11,777)
LME Nickel Futures	4	July 2015	286,548	(21,854)
LME Nickel Futures	(4)	July 2015	(286,548)	28,641
LME Nickel Futures	(4)	August 2015	(286,956)	21,778
LME Primary Aluminum Futures	13	July 2015	539,013	(61,511)
LME Primary Aluminum Futures	(13)	July 2015	(539,013)	23,532
LME Primary Aluminum Futures	(4)	August 2015	(167,550)	5,473
LME Zinc Futures	12	July 2015	597,525	(114,428)
LME Zinc Futures	(12)	July 2015	(597,525)	41,469
LME Zinc Futures	12	August 2015	598,500	(41,706)
Long Gilt	246	September 2015	44,732,827	(34,856)
Low Sulphur Gas Oil Futures	1	August 2015	57,600	99
mini MSCI Emerging Markets Index Futures	651	September 2015	31,228,470	(296,462)
Natural Gas Futures	(9)	July 2015	(254,880)	(18,192)
NY Harbor ULSD Futures	(1)	July 2015	(79,376)	(1,165)
OMX Stockholm 30 Index	295	July 2015	5,486,423	(96,566)
Russell 2000 Mini Index	(6)	September 2015	(750,240)	7,308
S&P 500 E-Mini Index	(320)	September 2015	(32,870,400)	746,634
S&P/TSX 60 Index	(4)	September 2015	(540,528)	9,804
Silver Futures	2	September 2015	155,810	(4,973)
Soybean Futures	(11)	November 2015	(570,488)	(64,599)
SPI 200 Index	(165)	September 2015	(17,176,728)	312,014
Sugar #11 (World) Futures	(35)	September 2015	(488,824)	(12,422)
TSE TOPIX Index	216	September 2015	28,777,056	(660,585)
Wheat Futures	3	September 2015	92,363	15,180
10 Year Australian Government Bonds	13	September 2015	1,256,391	4,361
10 Year Canadian Government Bonds	81	September 2015	9,079,263	85,501
10 Year Japanese Government Bonds	26	September 2015	31,222,944	41,110
TOTAL				$(1,449,079)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Markit CDX Emerging Markets Index	$740	1.000%	06/20/20	3.109%	$(72,183)	$4,274
Markit CDX North America High Yield Index	95,540	5.000	06/20/20	3.557	6,491,856	(427,270)
Markit CDX North America Investment Grade Index	60,670	1.000	06/20/20	0.704	1,027,177	(155,809)
TOTAL					$7,446,850	$(578,805)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$107,160		06/17/25	2.500%	3 Month LIBOR	$3,831,953	$(3,315,228)
9,740	(a)	09/16/25	2.500	3 Month LIBOR	(111,357)	100,491
TOTAL					$3,720,596	$(3,214,737)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Deutsche Bank AG	FTSE NAREIT Mortgage Index(b)	$34,659	(0.271)%	06/23/16	$(2,621,453)
JPMorgan Chase Bank, N.A.	S&P GSCI Official Close Index(c)	13,092	(0.010)	01/05/16	(15,998)
TOTAL					$(2,637,451)

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.
(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(c)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(b) – 89.6%
Goldman Sachs Financial Square Government Fund – FST Shares
27,163,787	0.006%	$27,163,787

TOTAL INVESTMENTS – 89.6%
(Cost $27,163,787)		$27,163,787

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.4%		3,146,922

NET ASSETS – 100.0%		$30,310,709

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Merrill Lynch International	Bloomberg Aluminum Subindex	$1,329	(0.180)%	10/28/15	$(45,999)
	Bloomberg Brent Crude Subindex	709	(0.180)	10/28/15	(20,889)
		972	(0.150)	10/28/15	9,291
	Bloomberg Coffee Subindex	454	(0.180)	10/28/15	14,712
	Bloomberg Copper Subindex	937	(0.180)	10/28/15	(29,194)
	Bloomberg Corn Subindex	2,477	(0.180)	10/28/15	439,305
	Bloomberg Cotton Subindex	446	(0.180)	10/28/15	19,390
	Bloomberg Gold Subindex	2,780	(0.180)	10/28/15	(42,078)
	Bloomberg Heating Oil Subindex	1,350	(0.150)	10/28/15	(47,435)
	Bloomberg Kansas Wheat Subindex	324	(0.180)	10/28/15	64,446
	Bloomberg Lean Hogs Subindex	580	(0.200)	10/28/15	(59,832)
	Bloomberg Live Cattle Subindex	1,060	(0.200)	10/28/15	(22,427)
	Bloomberg Natural Gas Subindex	1,191	(0.150)	10/28/15	20,253
	Bloomberg Nickel Subindex	702	(0.180)	10/28/15	(36,234)
	Bloomberg Platinum Subindex	1,675	(0.180)	10/28/15	(50,780)
	Bloomberg Silver Subindex	548	(0.180)	10/28/15	(38,126)
	Bloomberg Soybean Meal Subindex	729	(0.180)	10/28/15	139,688
	Bloomberg Soybean Oil Subindex	840	(0.180)	10/28/15	12,705
	Bloomberg Soybean Subindex	1,047	(0.180)	10/28/15	149,464
	Bloomberg Sugar Subindex	1,025	(0.180)	10/28/15	10,289
	Bloomberg Unleaded Gasoline Subindex	1,646	(0.150)	10/28/15	16,392
	Bloomberg WTI Crude Oil Subindex	359	(0.180)	10/28/15	(4,628)
		962	(0.150)	10/28/15	(1,635)
	Merrill Lynch Commodity index eXtra (Palladium) Excess Return	2,500	(0.180)	10/28/15	(336,471)
UBS AG	Bloomberg Aluminum Subindex	670	(0.140)	10/28/15	(23,622)
	Bloomberg Corn Subindex	340	(0.180)	10/15/15	66,723
	Bloomberg Wheat Subindex	572	(0.170)	09/14/15	157,284
	Bloomberg WTI Crude Oil Subindex	693	(0.130)	09/16/15	(14,511)
TOTAL					$346,081

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) – 6.7%
JPMorgan Chase Bank, N.A.(e)
$152,000	0.130%	01/26/16	$159,001
60,000	0.080	02/09/16	67,847
305,000	0.080	04/12/16	294,414
2,230,000	0.130	07/05/16	2,495,335
UBS AG(f)
32,000	0.040	08/17/15	56,325
400,000	0.140	12/14/15	649,929
250,000	0.130	01/19/16	355,056
290,000	0.130	02/09/16	369,784
360,000	0.040	02/29/16	242,429
250,000	0.130	02/29/16	205,951
270,000	0.130	05/16/16	316,753
250,000	0.140	06/14/16	296,789
565,000	0.130	07/05/16	364,751
250,000	0.140	07/11/16	229,556

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $5,664,000)			$6,103,920

Shares	Distribution Rate	Value
Investment Company(d)(g) – 77.6%
Goldman Sachs Financial Square Government Fund – FST Shares
70,715,730	0.006%	$70,715,730
(Cost $70,715,730)

TOTAL INVESTMENTS – 84.3%
(Cost $76,379,730)		$76,819,650

OTHER ASSETS IN EXCESS OF LIABILITIES – 15.7%		14,327,866

NET ASSETS – 100.0%		$91,147,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,103,920, which represents approximately 6.7% of net assets as of June 30, 2015.
(b)	Interest rate is LIBOR as of June 30, 2015 minus a spread.
(c)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

(e)	Security is linked to the Bloomberg Industrial Metals Sub Index Total Return (the “BCOMINTR”), the Bloomberg Precious Metals Sub Index Total Return (the “BCOMPRTR”), and the Bloomberg Petroleum Sub Index Total Return (the “BCOMPETR”). The BCOMINTR, BCOMPRTR and BCOMPETR are commodity group sub-indices of the Bloomberg Commodity Index Total Return. The BCOMINTR is composed of longer-dates futures contracts on aluminum, copper, nickel and zinc. The BCOMPRTR is composed of futures contracts on gold and silver. The BCOMPETR is composed of futures contracts on crude oil, heating oil, and unleaded gasoline.
(f)	Security is linked to the Bloomberg Grains Sub Index Total Return (the “BCOMGRTR”), the Bloomberg Livestock Sub Index Total Return (the “BCOMLITR”), and Bloomberg Softs Sub Index Total Return (the “BCOMSOTR”). The BCOMGRTR, BCOMLITR and BCOMSOTR are commodity group sub-indices of the Bloomberg Commodity Index Total Return. The BCOMGRTR is composed of futures contracts on corn, soybeans and wheat. The BCOMLITR is composed of futures contracts on live cattle and lean hogs. The BCOMSOTR is composed of futures contracts on coffee, cotton and sugar.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL/USD	07/02/15	$463,157	$7,403
	EUR/USD	09/16/15	149,553	74
	GBP/USD	09/16/15	705,097	11,408
	IDR/USD	09/16/15	26,489	77
	INR/USD	09/16/15	3,511,739	7,966
	JPY/USD	09/16/15	42,328	431
	MYR/USD	09/17/15	142,913	56
	SEK/USD	09/16/15	50,747	52
	USD/BRL	07/02/15	3,023,383	18,765
	USD/BRL	08/04/15	1,747,346	2,463
	USD/CAD	09/16/15	2,677,766	4,354
	USD/CHF	09/16/15	1,073	1
	USD/CLP	09/16/15	3,369,962	27,547
	USD/COP	09/16/15	1,800,276	27,186
	USD/CZK	09/16/15	2,570,193	21,084
	USD/EUR	09/16/15	2,900,657	37,668
	USD/GBP	09/16/15	15,703	1
	USD/HUF	09/16/15	2,372,054	61,280
	USD/IDR	09/16/15	3,668,749	3,767
	USD/KRW	09/16/15	4,225,449	46,985
	USD/MXN	09/17/15	2,863,089	29,636
	USD/MYR	09/17/15	3,032,936	49,541
	USD/NOK	09/16/15	1,680,537	18,264
	USD/NZD	09/16/15	1,938,780	90,351
	USD/PLN	09/16/15	2,253,276	44,641
	USD/SEK	09/16/15	2,408,244	11,914
	USD/TRY	09/16/15	175,195	201
	USD/ZAR	09/16/15	68,115	91
TOTAL				$523,207

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	AUD/USD	09/16/15	$122,928	$(820)
	BRL/USD	07/02/15	3,280,692	(17,525)
	CAD/USD	09/16/15	135,168	(641)
	CHF/USD	09/16/15	263,914	(826)
	CLP/USD	09/16/15	481,423	(14,141)
	CZK/USD	09/16/15	1,784,401	(21,977)
	EUR/USD	09/16/15	1,292,405	(17,072)
	GBP/USD	09/16/15	788,327	(2,775)
	HUF/USD	09/16/15	127,074	(2,618)
	IDR/USD	09/16/15	251,647	(938)
	KRW/USD	09/16/15	659,669	(3,063)
	MYR/USD	09/17/15	15,879	(55)
	NOK/USD	09/16/15	127,314	(1,095)
	NZD/USD	09/16/15	67,319	(2,483)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	PLN/USD	09/16/15	$843,984	$(16,840)
	RUB/USD	09/16/15	555,520	(8,001)
	SEK/USD	09/16/15	1,604,320	(11,092)
	USD/AUD	09/16/15	2,120,511	(7,237)
	USD/BRL	07/02/15	720,466	(8,775)
	USD/GBP	09/16/15	1,291,239	(27,738)
	USD/JPY	09/16/15	3,605,035	(56,808)
	USD/MYR	09/17/15	285,826	(112)
	USD/SEK	09/16/15	44,101	(96)
	USD/TRY	09/16/15	1,981,891	(16,932)
	USD/ZAR	09/16/15	2,088,862	(38,714)
TOTAL				$(278,374)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	10	July 2015	$1,052,530	$(755)
BIST 30 Index	(189)	August 2015	(718,420)	12,730
CAC 40 Index	19	July 2015	1,013,884	(3,910)
DAX Index	1	September 2015	306,626	(95)
DJIA Mini-e-CBOT	34	September 2015	2,978,910	(74,795)
FTSE 100 Index	8	September 2015	816,296	(21,270)
FTSE/JSE Top 40 Index	3	September 2015	114,023	(402)
FTSE/MIB Index	7	September 2015	880,793	7,257
Hang Seng Index	11	July 2015	1,859,267	(77,399)
H-Shares Index	8	July 2015	666,963	(28,932)
IBEX 35 Index	8	July 2015	960,992	6,364
KOSPI 200 Index	(9)	September 2015	(1,017,639)	3,223
MSCI Taiwan Index	3	July 2015	102,690	(343)
NASDAQ 100 E-mini Index	28	September 2015	2,458,540	(52,247)
Nikkei 225 Index	13	September 2015	2,148,874	(27,182)
OMX Stockholm 30 Index	68	July 2015	1,264,667	(22,259)
Russell 2000 Mini Index	19	September 2015	2,375,760	(23,283)
S&P 500 E-mini Index	28	September 2015	2,876,160	(65,336)
S&P/TSX 60 Index	1	September 2015	135,132	(2,454)
SET50 Index	(245)	September 2015	(1,411,005)	349
SGX S&P CNX Nifty Index	(74)	July 2015	(1,240,906)	(2,304)
SPI 200 Index	(4)	September 2015	(416,406)	16,633
TSE TOPIX Index	18	September 2015	2,398,088	(58,732)
TOTAL				$(415,142)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	153,610	09/16/16	0.250%	6 Month EURIBOR	$(49,582)	$311,135
GBP	107,520	09/16/16	0.750	6 Month LIBOR	(136,035)	(125,282)
SEK	709,690	09/16/16	0.250	3 Month STIBOR	(37,258)	413,452
	$173,060	09/16/16	0.850	3 Month LIBOR	(332,294)	675,715
EUR	10,100	09/16/17	0.250	6 Month EURIBOR	(698)	22,952
GBP	10,790	09/16/17	1.000	6 Month LIBOR	(35,693)	(33,687)
JPY	2,501,080	09/16/17	0.250	6 Month LIBOR	2,443	35,301
	$84,680	09/16/17	1.250	3 Month LIBOR	254,694	81,130
CHF	680	09/16/25	6 Month LIBOR	0.500%	373	(4,945)
EUR	2,350	09/16/25	6 Month EURIBOR	1.250	(10,832)	—
GBP	16,960	09/16/25	6 Month LIBOR	2.250	(283,114)	130,313
JPY	189,160	09/16/25	6 Month LIBOR	0.750	7	(13,856)
SEK	9,580	09/16/25	3 Month STIBOR	1.500	23,306	(4,750)
	$5,960	09/16/25	2.500	3 Month LIBOR	(80,340)	65,854
EUR	230	09/16/45	6 Month EURIBOR	1.750	8	(2,902)
GBP	5,190	09/16/45	2.500	6 Month LIBOR	(30,976)	309,506
JPY	130,160	09/16/45	6 Month LIBOR	1.500	4,873	(5,528)
	$10,560	09/16/45	3 Month LIBOR	3.000	25,981	(90,201)
	TOTAL				$(685,137)	$1,764,207

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%
Australia – 13.3%
895,748	Charter Hall Group (REIT) (Diversified)	$3,119,830
1,109,243	Dexus Property Group (REIT) (Diversified)	6,241,718
3,106,228	GPT Group (REIT) (Diversified)	10,240,178
2,691,396	Mirvac Group (REIT) (Diversified)	3,834,378
2,612,733	Scentre Group (REIT) (Retail)	7,547,418
2,953,833	Stockland (REIT) (Diversified)	9,327,385
1,378,009	Westfield Corp. Trust (REIT) (Retail)	9,678,765

		49,989,672

Canada – 6.3%
92,507	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,624,858
176,578	Artis Real Estate Investment Trust (REIT) (Retail)	1,938,258
126,050	Calloway Real Estate Investment Trust (REIT) (Retail)	2,918,628
94,094	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,079,259
64,091	Canadian Real Estate Investment Trust (REIT) (Diversified)	2,178,273
48,296	Granite Real Estate Investment Trust (REIT) (Industrial)	1,661,166
213,617	H&R Real Estate Investment Trust (REIT) (Diversified)	3,837,923
198,785	InnVest Real Estate Investment Trust (REIT) (Hotels)	819,650
257,980	RioCan Real Estate Investment Trust (REIT) (Retail)	5,529,323

		23,587,338

China – 0.6%
953,400	China Vanke Co. Ltd. Class H (Residential)	2,340,829

Finland – 0.6%
862,889	Citycon OYJ (Retail)*	2,158,478

France – 10.5%
48,196	Fonciere Des Regions (REIT) (Diversified)	4,100,497
343,659	Klepierre (REIT) (Retail)	15,151,740
80,715	Unibail-Rodamco SE (REIT) (Retail)	20,502,006

		39,754,243

Germany – 2.8%
467,638	Deutsche Wohnen AG (Residential)	10,721,034

Hong Kong – 16.4%
4,078,000	Fortune Real Estate Investment Trust (REIT) (Retail)	4,108,375
268,455	Henderson Land Development Co. Ltd. (Diversified)	1,835,143
1,731,300	Hongkong Land Holdings Ltd. (Office)	14,197,690

Common Stocks – (continued)
Hong Kong – (continued)
1,403,500	Kerry Properties Ltd. (Diversified)	$5,501,454
7,880,000	Mapletree Greater China Commercial Trust (REIT) (Retail)	5,965,292
1,357,026	Sino Land Co. Ltd. (Diversified)	2,265,036
1,232,475	Sun Hung Kai Properties Ltd. (Diversified)	19,944,874
1,015,000	The Link REIT (REIT) (Retail)	5,939,716
390,000	Wheelock & Co. Ltd. (Diversified)	1,990,040

		61,747,620

India – 0.6%
403,276	Sobha Ltd. (Residential)	2,254,511

Japan – 23.9%
1,140	Comforia Residential REIT, Inc. (REIT) (Residential)	2,455,834
179,300	Daibiru Corp. (Office)	1,657,137
2,035	Invesco Office J-Reit, Inc. (REIT) (Office)	1,750,193
3,892	Japan Retail Fund Investment Corp. (REIT) (Retail)	7,782,790
1,205,000	Mitsubishi Estate Co. Ltd. (Diversified)	25,953,402
636,000	Mitsui Fudosan Co. Ltd. (Office)	17,797,129
1,228	Nippon Prologis REIT, Inc. (REIT) (Industrial)	2,259,694
2,340	Nomura Real Estate Office Fund, Inc. (REIT) (Office)	10,609,324
220,900	Sekisui House Ltd. (Residential)	3,508,104
321,000	Sumitomo Realty & Development Co. Ltd. (Office)	11,250,064
1,154	Top REIT, Inc. (REIT) (Diversified)	4,871,977

		89,895,648

Netherlands – 1.1%
72,835	Wereldhave NV (REIT) (Diversified)	4,148,869

Norway – 0.5%
223,661	Entra ASA (Office)(a)	2,082,438

Singapore – 3.3%
1,318,100	City Developments Ltd. (Diversified)	9,564,849
4,622,600	OUE Commercial Real Estate Investment Trust (REIT) (Diversified)	2,796,401

		12,361,250

Spain – 1.7%
517,074	Merlin Properties Socimi SA (REIT) (Diversified)*	6,318,001

Sweden – 1.0%
313,481	Hufvudstaden AB Class A (Diversified)	3,813,486

Switzerland – 1.8%
80,566	PSP Swiss Property AG (Registered) (Office)*	6,900,141

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – 0.5%
834,500	Chong Hong Construction Co. (Residential)	$1,894,536

United Kingdom – 14.3%
634,807	Big Yellow Group PLC (REIT) (Industrial)	6,358,683
907,366	British Land Co. PLC (REIT) (Diversified)	11,302,246
168,789	Derwent London PLC (REIT) (Office)	9,015,941
1,022,642	Hammerson PLC (REIT) (Retail)	9,883,128
345,957	Helical Bar PLC (Diversified)	2,188,655
390,074	Kennedy Wilson Europe Real Estate PLC (Other)	6,962,587
2,271,160	Quintain Estates & Development PLC (Diversified)*	3,782,674
485,610	Unite Group PLC (Residential)	4,360,629

		53,854,543

TOTAL COMMON STOCKS
(Cost $356,546,670)		$373,822,637

Units	Description	Expiration Month	Value
Right – 0.0%
Finland – 0.0%
862,889	Citycon OYJ (Retail)*	07/15	$94,756
(Cost $0)

TOTAL INVESTMENTS – 99.2%
(Cost $356,546,670)			$373,917,393

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			2,857,395

NET ASSETS – 100.0%			$376,774,788

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,082,438, which represents approximately 0.6% of net assets as of June 30, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%
Commercial – 27.5%
105,672	Alexandria Real Estate Equities, Inc. (REIT)	$9,242,073
241,441	Boston Properties, Inc. (REIT)	29,224,019
367,435	CyrusOne, Inc. (REIT)	10,820,961
913,596	Empire State Realty Trust, Inc. Class A (REIT)	15,585,948
315,011	Highwoods Properties, Inc. (REIT)	12,584,690
374,533	Liberty Property Trust (REIT)	12,067,453
78,252	Mack-Cali Realty Corp. (REIT)	1,442,184
655,285	Parkway Properties, Inc. (REIT)	11,428,170
606,023	Prologis, Inc. (REIT)	22,483,453
151,820	PS Business Parks, Inc. (REIT)	10,953,813
25,416	SL Green Realty Corp. (REIT)	2,792,964
103,665	Vornado Realty Trust (REIT)	9,840,919

		148,466,647

Health Care – 10.6%
140,451	HCP, Inc. (REIT)	5,122,248
161,346	Health Care REIT, Inc. (REIT)	10,589,138
170,548	National Health Investors, Inc. (REIT)	10,625,140
363,164	Physicians Realty Trust (REIT)	5,578,199
407,974	Ventas, Inc. (REIT)	25,331,106

		57,245,831

Leisure – 10.6%
652,867	Chesapeake Lodging Trust (REIT)	19,899,386
224,804	Hyatt Hotels Corp. Class A*	12,744,139
214,019	Pebblebrook Hotel Trust (REIT)	9,177,135
519,666	RLJ Lodging Trust (REIT)	15,475,653

		57,296,313

Multifamily – 16.5%
205,030	AvalonBay Communities, Inc. (REIT)	32,778,146
156,502	Equity Residential (REIT)	10,981,745
32,774	Essex Property Trust, Inc. (REIT)	6,964,475
278,895	Mid-America Apartment Communities, Inc. (REIT)	20,306,345
323,704	Post Properties, Inc. (REIT)	17,599,787

		88,630,498

Common Stocks – (continued)
Other – 4.7%
112,361	American Tower Corp. (REIT)	$10,482,158
308,955	Kennedy Wilson Europe Real Estate PLC	5,514,661
140,065	RE/MAX Holdings, Inc. Class A	4,973,708
114,161	Toll Brothers, Inc.*	4,359,809

		25,330,336

Retail – 20.9%
448,772	Acadia Realty Trust (REIT)	13,063,753
820,452	Brixmor Property Group, Inc. (REIT)	18,977,055
159,317	CBL & Associates Properties, Inc. (REIT)	2,580,935
961,080	DDR Corp. (REIT)	14,858,297
344,761	Simon Property Group, Inc. (REIT)	59,650,548
50,126	The Macerich Co. (REIT)	3,739,399

		112,869,987

Self Storage – 7.9%
169,877	Public Storage (REIT)	31,320,223
126,985	Sovran Self Storage, Inc. (REIT)	11,036,266

		42,356,489

TOTAL INVESTMENTS – 98.7%
(Cost $425,321,406)		$532,196,101

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		7,207,404

NET ASSETS – 100.0%		$539,403,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	USD/GBP	07/15/15	$5,797,381	$(130,748)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

Absolute Return Tracker Fund(a)
Assets:
Investments in unaffiliated issuers, at value (cost $325,315,650, $196,412,879, $321,236,647, $0, $5,664,000, $356,546,670 and $425,321,406)	$323,757,701
Investments in affiliated issuers, at value (cost $896,658,481, $673,670,841, $289,154,936, $27,163,787, $70,715,730, $0 and $0)	896,658,481
Cash	60,604,227
Foreign currencies, at value (cost $134,613, $0, $19,825,767, $0, $168,803, $196,661 and $0)	138,629
Receivables:
Collateral on certain derivative contracts(b)	82,910,864
Fund shares sold	2,226,312
Dividends and interest	971,522
Investments sold	401,497
Reimbursement from investment adviser	64,742
Investments sold on an extended-settlement basis	—
Foreign tax reclaims	—
Unrealized gain on forward foreign currency exchange contracts	779,417
Variation margin on certain derivative contracts	49,735
Unrealized gain on swap contracts	489,475
Total assets	1,369,052,602

Liabilities:
Written options, at value (premiums received $7,362,162, $0, $0, $0, $0, $0 and $0)	7,635,710
Unrealized loss on forward foreign currency exchange contracts	88,880
Unrealized loss on swap contracts	308,758
Payables:
Fund shares redeemed	8,592,413
Investments purchased	779,006
Management fees	680,894
Distribution and Service fees and Transfer Agent fees	85,073
Collateral on certain derivative contracts(b)	150,000
Accrued expenses and other liabilities	248,658
Total liabilities	18,569,392

Net Assets:
Paid-in capital	1,305,465,464
Undistributed (distributions in excess of) net investment income (loss)	620,151
Accumulated net realized gain (loss)	44,623,435
Net unrealized gain (loss)	(225,840)
NET ASSETS	$1,350,483,210
Net Assets:
Class A	$52,483,284
Class C	19,616,429
Institutional	1,268,786,927
Service	—
Class IR	7,275,043
Class R	2,321,527
Total Net Assets	$1,350,483,210
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,778,151
Class C	2,288,294
Institutional	136,315,740
Service	—
Class IR	787,436
Class R	260,538
Net asset value, offering and redemption price per share:(c)
Class A	$9.08
Class C	8.57
Institutional	9.31
Service	—
Class IR	9.24
Class R	8.91

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. Funds (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$12,131,461	$64,058,155	$6,571,248
Commodity Strategy	—	—	—	84,340,325
Dynamic Allocation	—	10,328,387	—	28,209,129
Dynamic Commodity Strategy	—	—	—	2,720,000
Managed Futures Strategy	1,650,000	1,614,321	—	2,228,904

(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds is $9.61, $4.02, $11.01, $7.98, $10.93, $6.84 and $19.54, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$199,519,694	$312,750,083	$—	$6,103,920	$373,917,393	$532,196,101
673,670,841	289,154,936	27,163,787	70,715,730	—	—
41,597,158	35,039,474	152,641	5,186,454	1,835,421	7,666,844
—	20,362,491	—	169,832	196,237	—

84,340,325	38,537,516	2,720,000	5,493,225	—	—
1,739,771	5,747,026	—	3,448,014	450,847	3,026,465
909,445	316,088	135	378	1,460,462	2,039,744
—	47,034,455	35,573	65,817	1,180	—
21,588	95,758	54,102	29,085	57,484	11,138
1,278,461	1,222,763	—	—	—	—
—	51,210	—	—	108,580	—
—	564,995	—	523,207	—	—
86,489	471,889	—	293,817	—	—
2,330,767	—	1,119,942	—	—	—
1,005,494,539	751,348,684	31,246,180	92,029,479	378,027,604	544,940,292

—	—	—	—	—	—
—	903,505	—	278,374	—	130,748
—	2,637,451	773,861	—	—	—

1,441,566	2,981,307	—	422,350	507,556	4,157,982
—	40,072,008	—	—	314,579	720,559
319,524	566,567	16,269	63,204	301,147	397,611
67,653	82,702	1,011	5,572	17,567	56,397
—	—	—	—	—	—
209,515	304,242	144,330	112,463	111,967	73,490
2,038,258	47,547,782	935,471	881,963	1,252,816	5,536,787

1,229,379,852	684,841,303	33,332,347	84,882,017	944,129,540	418,445,146
(18,608,692)	(85,838)	(160,383)	707,399	(10,800,611)	1,080,007
(212,866,287)	35,224,468	(3,207,336)	3,522,966	(573,918,045)	13,134,405
5,551,408	(16,179,031)	346,081	2,035,134	17,363,904	106,743,947
$1,003,456,281	$703,800,902	$30,310,709	$91,147,516	$376,774,788	$539,403,505

$96,995,899	$62,594,865	$61,546	$3,764,865	$9,173,154	$56,651,091
7,465,829	36,325,765	7,548	1,574,099	1,851,744	15,206,617
888,053,628	588,873,133	30,203,538	85,010,758	365,666,544	456,080,567
—	—	—	—	—	3,016,619
9,089,719	15,995,191	19,094	703,732	83,346	6,093,815
1,851,206	11,948	18,983	94,062	—	2,354,796
$1,003,456,281	$703,800,902	$30,310,709	$91,147,516	$376,774,788	$539,403,505

25,270,546	6,015,936	8,079	364,586	1,419,075	3,066,787
2,027,410	3,619,901	1,000	156,503	286,508	845,170
229,040,137	55,858,455	3,949,889	8,127,902	58,290,946	24,254,179
—	—	—	—	—	162,353
2,342,280	1,523,193	2,500	67,630	12,990	328,619
488,704	1,159	2,500	9,193	—	128,158

$3.84	$10.40	$7.62	$10.33	$6.46	$18.47
3.68	10.04	7.55	10.06	6.46	17.99
3.88	10.54	7.65	10.46	6.27	18.80
—	—	—	—	—	18.58
3.88	10.50	7.64	10.41	6.42	18.54
3.79	10.31	7.60	10.23	—	18.37

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Absolute Return Tracker Fund(a)
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $140,485, $0, $0, $565,567 and $0)	$2,110,717
Dividends — affiliated issuers	41,106
Interest	—
Total investment income	2,151,823

Expenses:
Management fees	9,763,095
Transfer Agent fees(b)	425,835
Distribution and Service fees(b)	210,724
Printing and mailing costs	90,819
Custody, accounting and administrative services	82,001
Registration fees	65,143
Professional fees	55,850
Trustee fees	14,950
Amortization of offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	19,641
Total expenses	10,728,058
Less — expense reductions	(4,752,320)
Net expenses	5,975,738
NET INVESTMENT INCOME (LOSS)	(3,823,915)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	1,730,077
Futures contracts	10,510,243
Swap contracts	5,790,977
Forward foreign currency exchange contracts	28,417
Foreign currency transactions	1,488,205
Written options	15,399,713
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $0, $0, $0, $0, $0, $198,878 and $0)	963,605
Futures contracts	(6,193,476)
Swap contracts	227,881
Forward foreign currency exchange contracts	518,459
Foreign currency translation	8,206
Written options	(1,870,508)
Net realized and unrealized gain (loss)	28,601,799
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,777,884

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$73,078	$132,202	$5,444	$55,540	$25,118	$335,852	$—	$7,256	$2,069
Commodity Strategy	113,702	38,143	4,222	59,125	4,958	166,072	—	5,122	1,098
Dynamic Allocation	90,226	195,104	50	68,572	37,070	124,118	—	17,223	18
Dynamic Commodity Strategy	70	37	47	36	5	5,914	—	13	13
Managed Futures Strategy	3,734	5,618	228	2,837	1,067	17,431	—	543	87
International Real Estate Securities	12,105	9,692	—	9,200	1,842	77,136	—	120	—
Real Estate Securities	84,021	84,804	5,748	63,857	16,113	98,415	662	6,244	2,184

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$—	$3,134,503	$—	$—	$6,194,722	$9,574,881
16,725	9,343	788	2,313	—	—
2,153,669	135,116	—	7	—	—
2,170,394	3,278,962	788	2,320	6,194,722	9,574,881

2,346,282	3,374,699	118,680	459,638	2,086,490	2,942,161
236,375	247,001	5,981	21,965	88,298	187,475
156,067	285,380	154	9,580	21,797	174,573
99,901	71,128	10,024	9,049	13,836	22,869
80,685	45,928	42,091	29,857	108,648	59,339
32,067	54,265	58,833	27,297	40,084	—
145,125	149,032	82,421	105,949	45,659	55,045
12,308	11,042	7,310	13,379	13,710	13,624
—	—	93,372	—	—	—
—	—	—	—	—	4,140
—	—	—	—	—	4,140
24,580	17,193	5,468	27,278	18,470	17,834
3,133,390	4,255,668	424,334	703,992	2,436,992	3,481,200
(582,706)	(1,245,635)	(316,361)	(181,493)	(354,361)	(862,698)
2,550,684	3,010,033	107,973	522,499	2,082,631	2,618,502
(380,290)	268,929	(107,185)	(520,179)	4,112,091	6,956,379

756,912	11,261,592	—	690,083	10,757,402	27,945,111
573,660	10,024,030	—	4,360,003	—	—
(113,907,839)	(1,530,354)	(3,207,336)	849,206	—	—
—	5,466,504	—	3,273,663	—	45,186
—	(2,361,250)	—	(56,135)	(72,989)	29,413
—	—	—	—	—	—

(3,820,880)	(12,688,856)	—	(814,135)	(4,042,018)	(65,700,680)
2,437,053	(7,651,746)	—	(1,119,560)	—	—
109,139,492	(5,400,845)	2,433,239	1,144,073	—	—
—	(1,470,792)	—	(1,153,051)	—	(165,093)
—	920,420	—	(3,502)	(68,943)	56
—	—	—	—	—	—
(4,821,602)	(3,431,297)	(774,097)	7,170,645	6,573,452	(37,846,007)
$(5,201,892)	$(3,162,368)	$(881,282)	$6,650,466	$10,685,543	$(30,889,628)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income (loss)	$(3,823,915)	$(10,929,129)
Net realized gain (loss)	34,947,632	105,134,057
Net change in unrealized gain (loss)	(6,345,833)	(36,079,842)
Net increase (decrease) in net assets resulting from operations	24,777,884	58,125,086

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	(8,153,948)
Class IR Shares	—	(5,005)
Class R Shares	—	—
From net realized gains
Class A Shares	—	(2,391,928)
Class C Shares	—	(1,140,755)
Institutional Shares	—	(68,803,230)
Class IR Shares	—	(303,610)
Class R Shares	—	(87,089)
Total distributions to shareholders	—	(80,885,565)

From share transactions:
Proceeds from sales of shares	386,805,141	776,459,757
Reinvestment of distributions	—	58,717,510
Cost of shares redeemed	(1,039,003,902)	(582,656,204)
Net increase (decrease) in net assets resulting from share transactions	(652,198,761)	252,521,063
TOTAL INCREASE (DECREASE)	(627,420,877)	229,760,584

Net assets:
Beginning of period	1,977,904,087	1,748,143,503
End of period	$1,350,483,210	$1,977,904,087
Undistributed (distributions in excess of) net investment income (loss)	$620,151	$4,444,066

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and includes the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. Funds (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 30, 2014.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)		Dynamic Allocation Fund(a)		Dynamic Commodity Strategy Fund(a)		Managed Futures Strategy Fund
For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Period Ended December 31, 2014(b)	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

$(380,290)	$(3,471,842)	$268,929	$(3,323,577)	$(107,185)	$(184,746)	$(520,179)	$(1,114,945)
(112,577,267)	(323,372,556)	22,860,522	50,859,948	(3,207,336)	(6,031,766)	9,116,820	(2,139,718)
107,755,665	(120,541,920)	(26,291,819)	(27,986,826)	2,433,239	(2,087,158)	(1,946,175)	416,806
(5,201,892)	(447,386,318)	(3,162,368)	19,549,545	(881,282)	(8,303,670)	6,650,466	(2,837,857)

(57,902)	—	—	(375,195)	—	—	—	—
(1,258,911)	(901,234)	—	(6,603,398)	—	—	—	—
(10,978)	(2,606)	—	(224,358)	—	—	—	—
(49)	—	—	(50)	—	—	—	—

—	—	—	(4,315,196)	—	—	—	(27,556)
—	—	—	(2,376,606)	—	—	—	(9,019)
—	—	—	(34,020,496)	—	—	—	(830,088)
—	—	—	(1,453,940)	—	—	—	(3,992)
—	—	—	(647)	—	—	—	(796)
(1,327,840)	(903,840)	—	(49,369,886)	—	—	—	(871,451)

357,730,343	896,376,938	44,447,099	137,756,095	472,618	40,053,175	8,308,926	16,538,574
859,866	745,658	—	48,408,082	—	—	—	870,756
(216,044,476)	(1,042,611,953)	(129,042,778)	(403,654,580)	(30,132)	(1,000,000)	(16,263,188)	(31,236,213)
142,545,733	(145,489,357)	(84,595,679)	(217,490,403)	442,486	39,053,175	(7,954,262)	(13,826,883)
136,016,001	(593,779,515)	(87,758,047)	(247,310,744)	(438,796)	30,749,505	(1,303,796)	(17,536,191)

867,440,280	1,461,219,795	791,558,949	1,038,869,693	30,749,505	—	92,451,312	109,987,503
$1,003,456,281	$867,440,280	$703,800,902	$791,558,949	$30,310,709	$30,749,505	$91,147,516	$92,451,312
$(18,608,692)	$(16,900,562)	$(85,838)	$(354,767)	$(160,383)	$(53,198)	$707,399	$1,227,578

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets (continued)

	International Real Estate Securities Fund
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income	$4,112,091	$13,551,050
Net realized gain	10,684,413	27,201,176
Net change in unrealized gain (loss)	(4,110,961)	(33,689,361)
Net increase (decrease) in net assets resulting from operations	10,685,543	7,062,865

Distributions to shareholders:
From net investment income
Class A Shares	(85,343)	(381,081)
Class B Shares(a)	—	—
Class C Shares	(10,041)	(56,634)
Institutional Shares	(4,277,030)	(15,209,932)
Service Shares	—	—
Class IR Shares	(850)	(17,794)
Class R Shares	—	—
Total distributions to shareholders	(4,373,264)	(15,665,441)

From share transactions:
Proceeds from sales of shares	21,255,733	89,554,549
Reinvestment of distributions	4,365,390	14,792,193
Cost of shares redeemed	(46,981,428)	(109,099,521)
Net decrease in net assets resulting from share transactions	(21,360,305)	(4,752,779)
TOTAL INCREASE (DECREASE)	(15,048,026)	(13,355,355)

Net assets:
Beginning of period	391,822,814	405,178,169
End of period	$376,774,788	$391,822,814
Undistributed (distributions in excess of) net investment income	$(10,800,611)	$(10,539,438)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Real Estate Securities Fund
For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

$6,956,379	$8,051,374
28,019,710	48,073,124
(65,865,717)	90,543,112
(30,889,628)	146,667,610

(681,035)	(936,693)
—	(7,426)
(118,169)	(146,583)
(5,999,995)	(8,797,749)
(31,109)	(51,405)
(74,492)	(61,153)
(22,429)	(16,549)
(6,927,229)	(10,017,558)

71,694,337	140,510,270
6,638,963	9,551,570
(105,423,725)	(171,676,700)
(27,090,425)	(21,614,860)
(64,907,282)	115,035,192

604,310,787	489,275,595
$539,403,505	$604,310,787
$1,080,007	$1,050,857

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$9.01	$(0.04)	$0.11	$0.07	$—	$—	$—
2015 - C	8.54	(0.07)	0.10	0.03	—	—	—
2015 - Institutional	9.22	(0.02)	0.11	0.09	—	—	—
2015 - IR	9.15	(0.02)	0.11	0.09	—	—	—
2015 - R	8.85	(0.04)	0.10	0.06	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)
2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$9.08	0.78%	$52,483	1.04	%(d)	1.58	%(d)	(0.78	)%(d)	87%
8.57	0.35	19,616	1.79	(d)	2.33	(d)	(1.55	)(d)	87
9.31	0.98	1,268,787	0.64	(d)	1.18	(d)	(0.40	)(d)	87
9.24	0.98	7,275	0.79	(d)	1.33	(d)	(0.52	)(d)	87
8.91	0.68	2,322	1.29	(d)	1.83	(d)	(1.00	)(d)	87

9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163
8.95	2.30	133,654	1.55		1.59		(1.44)		79
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79
8.79	(3.77)	493,429	1.56		1.59		(1.31)		105
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105
9.25	2.73	490,567	1.59		1.63		(1.39)		132
9.08	1.98	78,423	2.34		2.38		(2.13)		132
9.34	3.16	786,120	1.19		1.23		(0.97)		132
9.31	3.05	5,206	1.34		1.38		(1.12)		132
9.20	2.52	895	1.84		1.88		(1.60)		132

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$3.89	$(0.01)	$(0.04)	$(0.05)	$— (d)
2015 - C	3.75	(0.02)	(0.05)	(0.07)	—
2015 - Institutional	3.93	— (d)	(0.04)	(0.04)	(0.01)
2015 - IR	3.93	— (d)	(0.05)	(0.05)	— (d)
2015 - R	3.85	(0.01)	(0.05)	(0.06)	— (d)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	5.64	(0.03)	(1.72)	(1.75)	—
2014 - C	5.46	(0.07)	(1.64)	(1.71)	—
2014 - Institutional	5.67	(0.01)	(1.73)	(1.74)	— (d)
2014 - IR	5.68	(0.01)	(1.74)	(1.75)	— (d)
2014 - R	5.58	(0.04)	(1.69)	(1.73)	—
2013 - A	5.73	(0.05)	(0.04)	(0.09)	—
2013 - C	5.60	(0.09)	(0.05)	(0.14)	—
2013 - Institutional	5.75	(0.03)	(0.05)	(0.08)	—
2013 - IR	5.76	(0.04)	(0.04)	(0.08)	—
2013 - R	5.69	(0.06)	(0.05)	(0.11)	—
2012 - A	5.88	(0.03)	(0.08)	(0.11)	(0.04)
2012 - C	5.78	(0.08)	(0.07)	(0.15)	(0.03)
2012 - Institutional	5.89	(0.02)	(0.07)	(0.09)	(0.05)
2012 - IR	5.91	(0.03)	(0.07)	(0.10)	(0.05)
2012 - R	5.85	(0.05)	(0.07)	(0.12)	(0.04)
2011 - A	6.03	(0.04)	0.01	(0.03)	(0.12)
2011 - C	5.95	(0.08)	0.01	(0.07)	(0.10)
2011 - Institutional	6.04	(0.02)	—	(0.02)	(0.13)
2011 - IR	6.05	(0.02)	0.01	(0.01)	(0.13)
2011 - R	6.01	(0.05)	0.01	(0.04)	(0.12)
2010 - A	6.19	(0.02)	0.52	0.50	(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)
2010 - Institutional	6.19	— (d)	0.52	0.52	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$3.84	(1.23)%	$96,996	0.84	%(e)	0.96	%(e)	(0.38	)%(e)	67%
3.68	(1.87)	7,466	1.59	(e)	1.71	(e)	(1.13	)(e)	67
3.88	(1.13)	888,054	0.50	(e)	0.62	(e)	(0.04	)(e)	67
3.88	(1.15)	9,090	0.59	(e)	0.71	(e)	(0.13	)(e)	67
3.79	(1.56)	1,851	1.09	(e)	1.21	(e)	(0.63	)(e)	67

3.89	(31.03)	85,200	0.88		0.95		(0.59)		234
3.75	(31.32)	8,149	1.62		1.71		(1.27)		234
3.93	(30.62)	764,809	0.53		0.62		(0.17)		234
3.93	(30.80)	7,740	0.61		0.71		(0.24)		234
3.85	(31.00)	1,542	1.12		1.21		(0.77)		234
5.64	(1.57)	401,248	0.92		0.95		(0.91)		266
5.46	(2.50)	11,444	1.67		1.70		(1.64)		266
5.67	(1.39)	1,039,008	0.58		0.61		(0.56)		266
5.68	(1.39)	7,991	0.67		0.70		(0.64)		266
5.58	(1.93)	1,528	1.17		1.20		(1.13)		266
5.73	(1.91)	353,082	0.92		0.96		(0.59)		690
5.60	(2.64)	13,994	1.67		1.71		(1.39)		690
5.75	(1.57)	742,974	0.58		0.62		(0.29)		690
5.76	(1.81)	7,045	0.67		0.71		(0.45)		690
5.69	(2.14)	1,450	1.17		1.21		(0.86)		690
5.88	(0.56)	205,561	0.92		0.95		(0.61)		581
5.78	(1.26)	15,273	1.67		1.70		(1.36)		581
5.89	(0.41)	668,618	0.58		0.61		(0.27)		581
5.91	(0.28)	19,007	0.67		0.70		(0.37)		581
5.85	(0.83)	1,063	1.17		1.20		(0.87)		581
6.03	8.46	145,288	0.92		0.96		(0.34)		162
5.95	7.70	11,455	1.67		1.71		(1.10)		162
6.04	8.85	641,978	0.58		0.62		(0.02)		162
6.05	8.79	6,957	0.67		0.71		(0.23)		162
6.01	8.20	459	1.17		1.21		(0.63)		162

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$10.49	$(0.01)	$(0.08)	$(0.09)	$—	$—	$—
2015 - C	10.15	(0.05)	(0.06)	(0.11)	—	—	—
2015 - Institutional	10.61	0.01	(0.08)	(0.07)	—	—	—
2015 - IR	10.57	— (e)	(0.07)	(0.07)	—	—	—
2015 - R	10.40	(0.02)	(0.07)	(0.09)	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (e)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share and 0.005% of average net assets.
(f)	The ratio of net and total expenses reflects the inclusion of interest and dividend expense for securities sold short during the period. Excluding these expenses, the expense ratios would have been:

	Class A	Class C	Institutional	Class IR	Class R
Ratio of net expenses to average net assets	1.39%	2.14%	0.99%	1.14%	1.64%
Ratio of total expenses to average net assets	2.11	2.86	1.71	1.86	2.36
(g)	The portfolio turnover rate reflects the inclusion of securities sold short during the period. Excluding these securities, the portfolio turnover for each class would have been 1.75%.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.40	(0.86)%	$62,595	1.10	%(d)	1.43	%(d)	(0.24	)%(d)	116%
10.04	(1.08)	36,326	1.85	(d)	2.18	(d)	(0.98	)(d)	116
10.54	(0.66)	588,873	0.70	(d)	1.03	(d)	0.18	(d)	116
10.50	(0.66)	15,995	0.86	(d)	1.18	(d)	—	(d)(e)	116
10.31	(0.87)	12	1.28	(d)	1.66	(d)	(0.29	)(d)	116

10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177
10.29	(1.72)	165,877	1.39		1.47		(0.32)		297
10.18	(2.43)	56,025	2.14		2.22		(1.22)		297
10.35	(1.38)	199,083	0.99		1.07		0.08		297
10.33	(1.47)	56,972	1.14		1.22		(0.22)		297
10.28	(2.04)	10	1.64		1.72		(0.49)		297

10.54	7.29	43,222	1.41	(d)(f)	2.13	(d)(f)	(0.39	)(d)	180	(g)
10.47	6.59	8,567	2.16	(d)(f)	2.88	(d)(f)	(1.06	)(d)	180	(g)
10.59	7.80	84,928	1.01	(d)(f)	1.73	(d)(f)	(0.14	)(d)	180	(g)
10.57	7.60	23,477	1.16	(d)(f)	1.88	(d)(f)	(0.38	)(d)	180	(g)
10.52	7.10	11	1.66	(d)(f)	2.38	(d)(f)	(0.66	)(d)	180	(g)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$7.86	$(0.04)	$(0.20)	$(0.24)
2015 - C	7.82	(0.07)	(0.20)	(0.27)
2015 - Institutional	7.88	(0.03)	(0.20)	(0.23)
2015 - IR	7.87	(0.03)	(0.20)	(0.23)
2015 - R	7.84	(0.05)	(0.19)	(0.24)

FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced April 30, 2014)	10.00	(0.06)	(2.08)	(2.14)
2014 - C (Commenced April 30, 2014)	10.00	(0.12)	(2.06)	(2.18)
2014 - Institutional (Commenced April 30, 2014)	10.00	(0.05)	(2.07)	(2.12)
2014 - IR (Commenced April 30, 2014)	10.00	(0.05)	(2.08)	(2.13)
2014 - R (Commenced April 30, 2014)	10.00	(0.08)	(2.08)	(2.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$7.62	(3.05)%	$62	1.06	%(d)	2.92	%(d)	(1.06	)%(d)	—%
7.55	(3.45)	8	1.85	(d)	3.66	(d)	(1.85	)(d)	—
7.65	(2.92)	30,204	0.73	(d)	2.54	(d)	(0.72	)(d)	—
7.64	(2.92)	19	0.82	(d)	2.63	(d)	(0.82	)(d)	—
7.60	(3.06)	19	1.32	(d)	3.14	(d)	(1.32	)(d)	—

7.86	(21.40)	53	1.08	(d)	2.50	(d)	(1.07	)(d)	—
7.82	(21.80)	8	1.87	(d)	3.48	(d)	(1.87	)(d)	—
7.88	(21.20)	30,649	0.76	(d)	2.38	(d)	(0.76	)(d)	—
7.87	(21.30)	20	0.86	(d)	2.47	(d)	(0.86	)(d)	—
7.84	(21.60)	20	1.36	(d)	2.97	(d)	(1.36	)(d)	—

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$9.67	$(0.08)	$0.74	$0.66	$—
2015 - C	9.45	(0.11)	0.72	0.61	—
2015 - Institutional	9.77	(0.06)	0.75	0.69	—
2015 - IR	9.73	(0.06)	0.74	0.68	—
2015 - R	9.59	(0.09)	0.73	0.64	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	10.04	(0.14)	(0.14)	(0.28)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—

FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.33	6.83%	$3,765	1.51	%(d)	1.91	%(d)	(1.50	)%(d)	117%
10.06	6.46	1,574	2.26	(d)	2.67	(d)	(2.26	)(d)	117
10.46	7.06	85,011	1.11	(d)	1.50	(d)	(1.10	)(d)	117
10.41	6.99	704	1.26	(d)	1.67	(d)	(1.26	)(d)	117
10.23	6.78	94	1.76	(d)	2.16	(d)	(1.75	)(d)	117

9.67	(2.75)	2,698	1.51		1.96		(1.50)		343
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—

10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$6.38	$0.06		$0.08	$0.14	$(0.06)
2015 - C	6.38	0.03		0.09	0.12	(0.04)
2015 - Institutional	6.19	0.07		0.08	0.15	(0.07)
2015 - IR	6.33	0.06		0.10	0.16	(0.07)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	6.54	0.21	(e)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(e)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(e)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(e)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(f)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(f)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(f)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(f)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)
2010 - A	6.01	0.22		0.51	0.73	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from corporate actions which amounted to $0.10 per share and 1.50% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.46	2.20%	$9,173	1.43	%(d)	1.61	%(d)	1.67	%(d)	22%
6.46	1.81	1,852	2.18	(d)	2.36	(d)	0.92	(d)	22
6.27	2.49	365,667	1.03	(d)	1.21	(d)	2.09	(d)	22
6.42	2.47	83	1.19	(d)	1.36	(d)	1.70	(d)	22

6.38	1.05	10,017	1.46		1.61		3.13	(e)	50
6.38	0.44	1,962	2.21		2.36		2.42	(e)	50
6.19	1.53	379,651	1.05		1.21		3.42	(e)	50
6.33	1.38	193	1.21		1.35		2.98	(e)	50
6.54	5.81	14,542	1.48		1.60		2.24	(f)	45
6.53	4.90	2,514	2.23		2.35		1.65	(f)	45
6.35	6.15	387,178	1.08		1.20		2.79	(f)	45
6.48	6.11	944	1.23		1.35		2.70	(f)	45
6.46	42.31	23,019	1.52		1.63		2.01		55
6.46	41.43	2,253	2.27		2.37		1.23		55
6.29	42.78	314,518	1.12		1.22		2.35		55
6.40	42.62	2,043	1.27		1.36		2.25		55
4.94	(19.46)	83,295	1.53		1.64		2.15		67
4.95	(20.20)	1,980	2.28		2.39		1.37		67
4.84	(19.14)	183,167	1.13		1.24		2.56		67
4.92	(19.26)	16	1.28		1.39		2.59		67
6.32	12.73	140,955	1.53		1.62		3.74		69
6.34	12.08	3,157	2.28		2.37		2.78		69
6.20	13.10	238,149	1.13		1.22		4.19		69
6.30	13.07	10	1.28		1.37		4.46		69

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$19.83	$0.20		$(1.35)	$(1.15)	$(0.21)
2015 - C	19.32	0.13		(1.32)	(1.19)	(0.14)
2015 - Institutional	20.18	0.25		(1.38)	(1.13)	(0.25)
2015 - Service	19.94	0.19		(1.36)	(1.17)	(0.19)
2015 - IR	19.90	0.23		(1.36)	(1.13)	(0.23)
2015 - R	19.73	0.19		(1.36)	(1.17)	(0.19)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	15.54	0.21	(e)	4.36	4.57	(0.28)
2014 - C	15.18	0.07	(e)	4.25	4.32	(0.18)
2014 - Institutional	15.80	0.27	(e)	4.44	4.71	(0.33)
2014 - Service	15.63	0.18	(e)	4.39	4.57	(0.26)
2014 - IR	15.59	0.31	(e)	4.31	4.62	(0.31)
2014 - R	15.48	0.19	(e)	4.31	4.50	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)
2011 - A	12.47	0.13		1.08	1.21	(0.20)
2011 - C	12.26	0.03		1.06	1.09	(0.13)
2011 - Institutional	12.62	0.18		1.11	1.29	(0.24)
2011 - Service	12.55	0.11		1.10	1.21	(0.19)
2011 - IR	12.50	0.20		1.04	1.24	(0.23)
2011 - R	12.44	0.10		1.08	1.18	(0.17)
2010 - A	9.99	0.10		2.58	2.68	(0.20)
2010 - C	9.84	0.02		2.54	2.56	(0.14)
2010 - Institutional	10.09	0.15		2.61	2.76	(0.23)
2010 - Service	10.05	0.09		2.60	2.69	(0.19)
2010 - IR	10.00	0.18		2.54	2.72	(0.22)
2010 - R	9.97	0.08		2.57	2.65	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$18.47	(5.88)%	$56,651	1.22	%(d)	1.50	%(d)	1.99	%(d)	22%
17.99	(6.23)	15,207	1.95	(d)	2.25	(d)	1.30	(d)	22
18.80	(5.69)	456,081	0.80	(d)	1.10	(d)	2.46	(d)	22
18.58	(5.91)	3,017	1.31	(d)	1.60	(d)	1.91	(d)	22
18.54	(5.74)	6,094	0.95	(d)	1.25	(d)	2.28	(d)	22
18.37	(6.01)	2,355	1.42	(d)	1.75	(d)	1.94	(d)	22

19.83	29.63	73,103	1.39		1.52		1.15	(e)	52
19.32	28.64	16,497	2.14		2.26		0.39	(e)	52
20.18	30.10	502,407	0.99		1.11		1.49	(e)	52
19.94	29.49	3,527	1.49		1.61		0.98	(e)	52
19.90	29.94	6,900	1.14		1.27		1.70	(e)	52
19.73	29.29	1,877	1.64		1.77		1.05	(e)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61
15.44	16.11	63,171	1.44		1.51		0.80		40
15.12	15.34	12,403	2.19		2.26		0.25		40
15.68	16.59	381,641	1.04		1.11		1.40		40
15.53	15.93	4,694	1.54		1.61		0.91		40
15.49	16.45	540	1.19		1.26		1.26		40
15.39	15.90	521	1.69		1.76		0.88		40
13.48	9.79	166,917	1.44		1.51		0.98		46
13.22	8.91	10,954	2.19		2.26		0.22		46
13.67	10.32	402,103	1.04		1.11		1.38		46
13.57	9.71	4,670	1.54		1.61		0.83		46
13.51	9.99	443	1.19		1.26		1.57		46
13.45	9.51	245	1.69		1.76		0.74		46
12.47	27.07	161,065	1.44		1.50		0.95		59
12.26	26.18	10,907	2.19		2.25		0.21		59
12.62	27.67	373,776	1.04		1.10		1.33		59
12.55	26.99	5,345	1.54		1.60		0.83		59
12.50	27.39	90	1.19		1.25		1.50		59
12.44	26.80	237	1.69		1.75		0.78		59

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR and R	Diversified
Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified
International Real Estate Securities	A, C, Institutional and IR	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR and R	Non-diversified

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy and Dynamic Commodity Strategy Funds are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds — Cayman Commodity-ART, Ltd. (formerly Goldman Sachs Cayman Commodity-ART Fund, Ltd.), Cayman Commodity-CSF, Ltd. (formerly Goldman Sachs Cayman Commodity Fund, Ltd.), Cayman Commodity-DAF, Ltd. (formerly Goldman Sachs Cayman Commodity-DAF Fund, Ltd.) and Cayman Commodity-DCS, Ltd. (formerly Goldman Sachs DCS Cayman Commodity Fund, Ltd.) (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and March 10, 2014, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014 and April 30, 2014, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2015, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,350,483,210	$35,689,092	3%
Commodity Strategy	1,003,456,281	159,363,704	16
Dynamic Allocation	703,800,902	12,644,215	2
Dynamic Commodity Strategy	30,310,709	5,014,691	17

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Dynamic Commodity Strategy Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Real Estate Securities	Quarterly	Annually
Commodity Strategy, Dynamic Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in investment companies are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$205,537,163	$—	$—
Exchange Traded Funds	118,220,538	—	—
Investment Company	896,658,481	—	—
Total	$1,220,416,182	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$779,417	$—
Futures Contracts	4,491,599	—	—
Total Return Swap Contracts	—	489,475	—
Total	$4,491,599	$1,268,892	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(88,880)	$—
Futures Contracts(b)	(3,303,102)	—	—
Credit Default Swap Contracts(b)	—	(457,503)	—
Total Return Swap Contracts(b)	—	(308,758)	—
Written Options Contracts	(7,635,710)	—	—
Total	$(10,938,812)	$(855,141)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$68,181,504	$—
Asset-Backed Securities	—	202,290	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	131,135,900	—	—
Investment Company	673,670,841	—	—
Total	$804,806,741	$68,383,794	$—

Derivative Type
Assets(b)
Futures Contracts	$1,448,091	$—	$—
Interest Rate Swap Contracts	—	6,309	—
Total Return Swap Contracts	—	2,330,767	—
Total	$1,448,091	$2,337,076	$—
Liabilities(b)
Futures Contracts	$(211,445)	$—	$—
Interest Rate Swap Contracts	—	(1,129,129)	—
Total	$(211,445)	$(1,129,129)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$42,385,833	$—
Europe	4,002,422	27,910,581	—
North America	203,253,941	—	—
Investment Company	289,154,936	—	—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	32,540,195	—	—
Commodity Index Linked Structured Notes	—	2,657,111	—
Total	$528,951,494	$72,953,525	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC ALLOCATION (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$564,995	$—
Futures Contracts	1,446,694	—	—
Credit Default Swap Contracts	—	4,274	—
Interest Rate Swap Contracts	—	100,491	—
Total	$1,446,694	$669,760	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(903,505)	$—
Futures Contracts	(2,895,773)	—	—
Credit Default Swap Contracts	—	(583,079)	—
Interest Rate Swap Contracts	—	(3,315,228)	—
Total Return Swap Contracts	—	(2,637,451)	—
Total	$(2,895,773)	$(7,439,263)	$—

DYNAMIC COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$27,163,787	$—	$—

Derivative Type
Assets(b)
Total Return Swap Contracts	$—	$1,119,942	$—
Liabilities(b)
Total Return Swap Contracts	$—	$(773,861)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$6,103,920	$—
Investment Company	70,715,730	—	—
	$70,715,730	$6,103,920	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$523,207	$—
Futures Contracts	46,556	—	—
Interest Rate Swap Contracts	—	2,045,358	—
Total	$46,556	$2,568,565	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(278,374)	$—
Futures Contracts	(461,698)	—	—
Interest Rate Swap Contracts	—	(281,151)	—
Total	$(461,698)	$(559,525)	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$170,494,394	$—
Australia and Oceania	—	49,989,672	—
Europe	—	129,845,989	—
North America	23,587,338	—	—
Total	$23,587,338	$350,330,055	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$—	$5,514,661	$—
North America	526,681,440	—	—
Total	$526,681,440	$5,514,661	$—

Derivative Type
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(130,748)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	$2,522,128	(a)	Variation margin on certain derivative contracts	$(2,582,370)	(a)
Credit	—	—		Variation margin on certain derivative contracts	(457,503)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	779,417		Payable for unrealized loss on forward foreign currency exchange contracts	(88,880)
Equity	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	1,758,291	(a)	Payable for unrealized loss on swap contracts, Written options, at value, Variation margin on certain derivative contracts	(8,606,028)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	700,655	(a)	Variation margin on certain derivative contracts	(59,172)	(a)
Total		$5,760,491			$(11,793,953)

COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$2,330,767		—	$—
Interest Rate	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	1,454,400	(a)	Variation margin on certain derivative contracts	(1,340,574)	(a)
Total		$3,785,167			$(1,340,574)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$207,825		Payable for unrealized loss on swap contracts, Variation margin on certain derivative contracts	$(494,232)	(a)(b)
Credit	Variation margin on certain derivative contracts	4,274	(a)	Variation margin on certain derivative contracts	(583,079)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	564,995		Payable for unrealized loss on forward foreign currency exchange contracts	(903,505)
Equity	Variation margin on certain derivative contracts	1,107,897	(a)	Payable for unrealized loss on swap contracts, Variation margin on certain derivative contracts	(4,939,481)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	231,463	(a)	Variation margin on certain derivative contracts	(3,414,739)	(a)
Total		$2,116,454			$(10,335,036)

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$1,119,942		Payable for unrealized loss on swap contracts	$(773,861)	(b)

MANAGED FUTURES STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$523,207		Payable for unrealized loss on forward foreign currency exchange contracts	$(278,374)
Equity	Variation margin on certain derivative contracts	46,556	(a)	Variation margin on certain derivative contracts	(461,698)	(a)
Interest Rate	Variation margin on certain derivative contracts	2,045,358	(a)	Variation margin on certain derivative contracts	(281,151)	(a)
Total		$2,615,121			$(1,021,223)

REAL ESTATE SECURITIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	—	$—		Payment for unrealized loss on forward foreign currency exchange contracts	$(130,748)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amounts include $308,758, $2,637,451 and $773,861 for the Absolute Return Tracker, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth the forth, by certain risk types, the Funds’ gain (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,027,940	$(1,775,934)	1,771
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	28,417	518,459	88
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,669,009	(2,138,488)	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	23,476,161	(1,844,156)	5,078
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,527,823	(2,077,525)	2,744
Total		$31,729,350	$(7,317,644)	9,682

COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(114,631,696)	$110,808,987	17
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	1,297,517	767,558	905
Total		$(113,334,179)	$111,576,545	922

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,455,039)	$1,990,572	224
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,255,481	(666,038)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	5,466,504	(1,470,792)	25
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	12,431,344	(10,109,411)	2,189
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,738,110)	(4,267,714)	1,239
Total		$13,960,180	$(14,523,383)	3,680

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(3,207,336)	$2,433,239	43

MANAGED FUTURES STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$3,273,663	$(1,153,051)	163
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,108,447	(1,119,560)	1,071
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,100,762	1,144,073	125
Total		$8,482,872	$(1,128,538)	1,359

REAL ESTATE SECURITIES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$45,186	$(165,093)	1

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

DYNAMIC COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Merrill Lynch International	$895,935	$(735,728)	$160,207	$—	$160,207
UBS AG	224,007	(38,133)	185,874	—	185,874
Total	$1,119,942	$(773,861)	$346,081	$—	$346,081

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.10%	0.59	%(1)(2)(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41	(1)(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.66	(1)(2)(3)
Dynamic Commodity Strategy	0.80	0.80	0.72	0.68	0.67	0.80	0.68	(1)(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88	(1)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.99	(3)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.76	(3)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Funds invest through at least April 30, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreement (as defined below) after the waivers.
(3)	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectus. These waivers will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2015, GSAM waived $85,243, $385,459, $25,982 and $9,925 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively.

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds invest in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2015, GSAM waived $942,681, $397,284, $216,022, $18,441 and $53,353 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2015, Goldman Sachs advised that it retained front end sales charges of $1,656, $18,816, $20,760, $522, $371 and $5,681 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy and Dynamic Commodity Strategy Funds, which charge at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds are 0.014%, 0.074%, 0.004%, 0.014%, 0.204%, 0.004% and 0.004%, respectively. Prior to April 30, 2015, the Other Expense limitation was 0.044% and 0.104% for the Commodity Strategy and Managed Futures Strategy Funds. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$4,496,918		$203,407	$51,995	$4,752,320
Commodity Strategy	419,454		137,074	26,178	582,706
Dynamic Allocation	502,111	*	333,341	—	1,245,635
Dynamic Commodity Strategy	18,440		297,350	571	316,361
Managed Futures Strategy	53,353		125,702	2,438	181,493
International Real Estate Securities	119,737		232,458	2,166	354,361
Real Estate Securities	223,610	*	156,943	4,472	862,698

*	In addition to the management fee waivers above, GSAM has voluntarily agreed to waive $410,183 and $477,673 for the Dynamic Allocation and Real Estate Securities Funds, respectively.

G.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $4,834 and $12,324 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2015:

Fund	Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 06/30/15	Interest Income
Absolute Return Tracker	Goldman Sachs Financial Square Government Fund	$1,556,508,230	$509,297,794	$(1,169,147,543)	$896,658,481	$41,106
Commodity Strategy	Goldman Sachs Financial Square Government Fund	444,385,962	646,669,190	(417,384,311)	673,670,841	16,725
Dynamic Allocation	Goldman Sachs Financial Square Government Fund	345,603,019	128,881,610	(185,329,693)	289,154,936	9,343
Dynamic Commodity Strategy	Goldman Sachs Financial Square Government Fund	26,469,114	11,571,739	(10,877,066)	27,163,787	788
Managed Futures Strategy	Goldman Sachs Financial Square Government Fund	76,606,111	36,186,478	(42,076,859)	70,715,730	2,313

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2015, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Dynamic Allocation	8%	17%	15%	—%
Managed Futures Strategy	18	38	33	—
International Real Estate Securities	—	—	—	43
Real Estate Securities	—	—	—	31

As of June 30, 2015, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Class IR	Class R
Dynamic Allocation	—%	—%	—%	—%	100%
Dynamic Commodity Strategy	12	100	57	100	100
International Real Estate Securities	—	—	—	10	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$331,988,751	$—	$220,188,038
Commodity Strategy	154,643,036	—	200,153,393	3,754,141
Dynamic Allocation	38,298,679	353,291,978	20,527,922	402,855,254
Managed Futures Strategy	—	7,900,000	—	7,552,083
International Real Estate Securities	—	86,770,092	—	107,668,972
Real Estate Securities	—	128,033,539	—	148,629,136

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2014, the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Capital loss carryforwards:(1)
Expiring 2016	$(16,303,834)	$—	$(319,321,609)	$—
Expiring 2017	(67,560,179)	—	(239,206,981)	(13,919,415)
Expiring 2018	—	—	(18,621,372)	—
Perpetual Short-term	(4,028,783)	(3,591,372)	—	—
Perpetual Long-term	(5,824,344)	(1,633,116)	—	—
Total capital loss carryforwards	$(93,717,140)	$(5,224,488)	$(577,149,962)	$(13,919,415)
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral)	(7,805,365)	—	(191,535)	910,940

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Tax cost	$1,223,752,283	$870,084,993	$611,075,441	$27,163,787	$76,379,730	$374,347,069	$425,357,389
Gross unrealized gain	9,894,808	4,365,608	13,969,676	—	860,451	32,684,445	111,291,319
Gross unrealized loss	(13,230,909)	(1,260,066)	(23,140,098)	—	(420,531)	(33,114,121)	(4,452,607)
Net unrealized security gain (loss)	$(3,336,101)	$3,105,542	$(9,170,422)	$—	$439,920	$(429,676)	$106,838,712

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, inflation protected securities, underlying fund investments, passive foreign investment companies and real estate investment trust investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. OTHER RISKS (continued)

place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the International Real Estate Securities and Real Estate Securities Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Tax Risk — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received such a PLR, and are not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,059,260	$9,627,438	2,657,937	$24,238,484
Reinvestment of distributions	—	—	243,699	2,198,655
Shares redeemed	(2,397,091)	(21,860,715)	(7,349,480)	(67,125,391)
	(1,337,831)	(12,233,277)	(4,447,844)	(40,688,252)
Class C Shares
Shares sold	140,812	1,210,879	739,905	6,433,199
Reinvestment of distributions	—	—	104,087	890,779
Shares redeemed	(1,219,052)	(10,526,206)	(910,626)	(7,911,630)
	(1,078,240)	(9,315,327)	(66,634)	(587,652)
Institutional Shares
Shares sold	40,356,403	374,770,746	79,374,935	741,294,580
Reinvestment of distributions	—	—	5,964,324	55,239,301
Shares redeemed	(107,447,534)	(1,004,579,628)	(52,446,579)	(489,723,270)
	(67,091,131)	(629,808,882)	32,892,680	306,810,611
Class IR Shares
Shares sold	77,012	710,325	366,147	3,373,064
Reinvestment of distributions	—	—	33,655	308,615
Shares redeemed	(168,565)	(1,560,278)	(1,854,130)	(17,299,166)
	(91,553)	(849,953)	(1,454,328)	(13,617,487)
Class R Shares
Shares sold	54,261	485,753	124,430	1,120,430
Reinvestment of distributions	—	—	9,037	80,160
Shares redeemed	(53,483)	(477,075)	(66,185)	(596,747)
	778	8,678	67,282	603,843
NET INCREASE (DECREASE)	(69,597,977)	$(652,198,761)	26,991,156	$252,521,063

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,284,920	$38,659,580	20,512,123	$110,199,625
Reinvestment of distributions	12,460	46,974	—	—
Shares redeemed	(6,905,879)	(26,014,341)	(69,826,612)	(390,191,468)
	3,391,501	12,692,213	(49,314,489)	(279,991,843)
Class C Shares
Shares sold	420,352	1,515,147	911,506	4,714,935
Shares redeemed	(567,751)	(2,052,875)	(831,342)	(4,084,164)
	(147,399)	(537,728)	80,164	630,771
Institutional Shares
Shares sold	82,909,318	312,978,143	149,321,235	768,062,608
Reinvestment of distributions	210,465	801,872	151,783	743,118
Shares redeemed	(48,692,215)	(185,209,129)	(138,038,295)	(640,059,804)
	34,427,568	128,570,886	11,434,723	128,745,922
Class IR Shares
Shares sold	1,038,329	3,976,506	2,255,318	12,175,005
Reinvestment of distributions	2,881	10,978	422	2,540
Shares redeemed	(665,867)	(2,490,605)	(1,695,841)	(7,701,901)
	375,343	1,496,879	559,899	4,475,644
Class R Shares
Shares sold	162,144	600,967	239,619	1,224,765
Reinvestment of distributions	12	42	—	—
Shares redeemed	(74,528)	(277,526)	(112,561)	(574,616)
	87,628	323,483	127,058	650,149
NET INCREASE (DECREASE)	38,134,641	$142,545,733	(37,112,645)	$(145,489,357)

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	558,268	$5,934,844	1,030,298	$11,255,931
Reinvestment of distributions	—	—	436,398	4,631,065
Shares redeemed	(1,988,543)	(21,264,015)	(9,551,154)	(103,938,035)
	(1,430,275)	(15,329,171)	(8,084,458)	(88,051,039)
Class C Shares
Shares sold	59,692	614,442	269,167	2,846,735
Reinvestment of distributions	—	—	219,704	2,249,775
Shares redeemed	(507,166)	(5,210,316)	(2,701,634)	(28,528,326)
	(447,474)	(4,595,874)	(2,212,763)	(23,431,816)
Institutional Shares
Shares sold	3,480,877	37,387,237	10,400,911	115,411,622
Reinvestment of distributions	—	—	3,698,719	39,848,710
Shares redeemed	(8,463,037)	(91,275,161)	(21,877,895)	(242,277,195)
	(4,982,160)	(53,887,924)	(7,778,265)	(87,016,863)
Class IR Shares
Shares sold	45,082	490,235	753,694	8,241,807
Reinvestment of distributions	—	—	156,499	1,677,835
Shares redeemed	(1,062,769)	(11,273,153)	(2,620,880)	(28,911,024)
	(1,017,687)	(10,782,918)	(1,710,687)	(18,991,382)
Class R Shares
Shares sold	1,890	20,341	—	—
Reinvestment of distributions	—	—	66	697
Shares redeemed	(1,890)	(20,133)	—	—
	—	208	66	697
NET DECREASE	(7,877,596)	$(84,595,679)	(19,786,107)	$(217,490,403)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Commodity Strategy Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Period Ended December 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,313	$9,783	6,767	$63,175
Shares redeemed	(1)	(10)	—	—
	1,312	9,773	6,767	63,175
Class C Shares
Shares sold	—	—	1,000	10,000
	—	—	1,000	10,000
Institutional Shares
Shares sold	60,776	462,835	3,993,000	39,930,000
Shares redeemed	(3,887)	(30,122)	(100,000)	(1,000,000)
	56,889	432,713	3,893,000	38,930,000
Class IR Shares
Shares sold	—	—	2,500	25,000
	—	—	2,500	25,000
Class R Shares
Shares sold	—	—	2,500	25,000
	—	—	2,500	25,000
NET INCREASE	58,201	$442,486	3,905,767	$39,053,175

(a)	Commenced operations on April 30, 2014.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	136,271	$1,399,143	231,138	$2,296,206
Reinvestment of distributions	—	—	2,833	26,861
Shares redeemed	(50,711)	(522,398)	(88,805)	(849,968)
	85,560	876,745	145,166	1,473,099
Class C Shares
Shares sold	69,810	707,890	24,129	228,464
Reinvestment of distributions	—	—	973	9,019
Shares redeemed	(8,175)	(79,921)	(85,511)	(796,285)
	61,635	627,969	(60,409)	(558,802)
Institutional Shares
Shares sold	554,384	5,769,104	1,428,209	13,893,562
Reinvestment of distributions	—	—	86,648	830,088
Shares redeemed	(1,469,887)	(15,524,146)	(3,021,711)	(29,484,291)
	(915,503)	(9,755,042)	(1,506,854)	(14,760,641)
Class IR Shares
Shares sold	40,675	428,895	11,578	111,435
Reinvestment of distributions	—	—	418	3,992
Shares redeemed	(13,197)	(136,722)	(9,930)	(95,449)
	27,478	292,173	2,066	19,978
Class R Shares
Shares sold	380	3,894	928	8,907
Reinvestment of distributions	—	—	85	796
Shares redeemed	—	(1)	(1,065)	(10,220)
	380	3,893	(52)	(517)
NET DECREASE	(740,450)	$(7,954,262)	(1,420,083)	$(13,826,883)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	114,760	$770,319	193,534	$1,272,588
Reinvestment of distributions	13,037	84,088	56,191	369,658
Shares redeemed	(278,792)	(1,867,262)	(904,899)	(5,948,781)
	(150,995)	(1,012,855)	(655,174)	(4,306,535)
Class C Shares
Shares sold	4,377	29,694	10,577	68,994
Reinvestment of distributions	1,432	9,236	7,672	50,297
Shares redeemed	(26,897)	(179,041)	(95,498)	(620,170)
	(21,088)	(140,111)	(77,249)	(500,879)
Institutional Shares
Shares sold	3,194,990	20,452,176	14,110,201	88,210,178
Reinvestment of distributions	682,303	4,271,216	2,246,357	14,354,444
Shares redeemed	(6,881,042)	(44,814,490)	(15,989,928)	(101,732,416)
	(3,003,749)	(20,091,098)	366,630	832,206
Class IR Shares
Shares sold	516	3,544	430	2,789
Reinvestment of distributions	132	850	2,675	17,794
Shares redeemed	(18,175)	(120,635)	(118,228)	(798,154)
	(17,527)	(116,241)	(115,123)	(777,571)
NET DECREASE	(3,193,359)	$(21,360,305)	(480,916)	$(4,752,779)

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	688,660	$13,973,061	2,318,159	$41,741,751
Shares converted from Class B	—	—	7,514	139,146
Reinvestment of distributions	29,785	589,399	48,278	842,437
Shares redeemed	(1,338,850)	(27,202,111)	(2,007,408)	(35,830,234)
	(620,405)	(12,639,651)	366,543	6,893,100
Class B Shares(a)
Shares sold	—	—	465	6,860
Shares converted to Class A	—	—	(7,571)	(139,146)
Reinvestment of distributions	—	—	394	6,788
Shares redeemed	—	—	(44,223)	(814,617)
	—	—	(50,935)	(940,115)
Class C Shares
Shares sold	90,039	1,809,434	193,402	3,416,931
Reinvestment of distributions	5,258	102,000	7,181	121,939
Shares redeemed	(104,197)	(2,028,926)	(161,954)	(2,796,947)
	(8,900)	(117,492)	38,629	741,923
Institutional Shares
Shares sold	2,611,387	53,018,038	4,917,660	86,874,616
Reinvestment of distributions	291,497	5,844,957	479,131	8,490,777
Shares redeemed	(3,545,666)	(73,149,757)	(7,061,894)	(129,153,256)
	(642,782)	(14,286,762)	(1,665,103)	(33,787,863)
Service Shares
Shares sold	22,536	451,967	55,135	997,961
Reinvestment of distributions	496	9,836	831	14,573
Shares redeemed	(37,582)	(767,030)	(92,849)	(1,629,588)
	(14,550)	(305,227)	(36,883)	(617,054)
Class IR Shares
Shares sold	51,018	1,036,658	332,746	6,010,950
Reinvestment of distributions	3,763	74,492	3,455	61,153
Shares redeemed	(72,848)	(1,515,983)	(41,331)	(767,172)
	(18,067)	(404,833)	294,870	5,304,931
Class R Shares
Shares sold	70,936	1,405,179	80,368	1,461,201
Reinvestment of distributions	933	18,279	798	13,903
Shares redeemed	(38,842)	(759,918)	(37,831)	(684,886)
	33,027	663,540	43,335	790,218
NET DECREASE	(1,271,677)	$(27,090,425)	(1,009,544)	$(21,614,860)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Dynamic Commodity Strategy Fund
Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Class A
Actual	$1,000	$1,007.80		$5.18	$1,000	$987.70		$4.14	$1,000	$991.40		$5.43	$1,000	$969.50		$5.18
Hypothetical 5% return	1,000	1,019.64	+	5.21	1,000	1,020.63	+	4.21	1,000	1,019.34	+	5.51	1,000	1,019.54	+	5.31
Class C
Actual	1,000	1,003.50		8.89	1,000	981.30		7.81	1,000	989.20		9.12	1,000	965.50		9.02
Hypothetical 5% return	1,000	1,015.92	+	8.95	1,000	1,016.91	+	7.95	1,000	1,015.62	+	9.25	1,000	1,015.62	+	9.25
Institutional
Actual	1,000	1,009.80		3.19	1,000	988.70		2.47	1,000	993.40		3.46	1,000	970.80		3.57
Hypothetical 5% return	1,000	1,021.62	+	3.21	1,000	1,022.32	+	2.51	1,000	1,021.32	+	3.51	1,000	1,021.17	+	3.66
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000	1,009.80		3.94	1,000	988.50		2.91	1,000	993.40		4.25	1,000	970.80		4.01
Hypothetical 5% return	1,000	1,020.88	+	3.96	1,000	1,021.87	+	2.96	1,000	1,020.53	+	4.31	1,000	1,020.73	+	4.11
Class R
Actual	1,000	1,006.80		6.42	1,000	984.40		5.36	1,000	991.30		6.32	1,000	969.40		6.45
Hypothetical 5% return	1,000	1,018.40	+	6.46	1,000	1,019.39	+	5.46	1,000	1,018.45	+	6.41	1,000	1,018.25	+	6.61

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited) (continued)

	Managed Futures Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Class A
Actual	$1,000	$1,068.30		$7.49	$1,000	$1,022.00		$7.17	$1,000	$941.20		$5.87
Hypothetical 5% return	1,000	1,017.31	+	7.55	1,000	1,017.70	+	7.15	1,000	1,018.74	+	6.11
Class C
Actual	1,000	1,064.60		11.31	1,000	1,018.10		10.91	1,000	937.70		9.37
Hypothetical 5% return	1,000	1,013.59	+	11.28	1,000	1,013.98	+	10.89	1,000	1,015.12	+	9.74
Institutional
Actual	1,000	1,070.60		5.39	1,000	1,024.90		5.17	1,000	943.10		3.85
Hypothetical 5% return	1,000	1,019.29	+	5.56	1,000	1,019.69	+	5.16	1,000	1,020.83	+	4.01
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	940.90		6.30
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.30	+	6.56
Class IR
Actual	1,000	1,069.90		6.21	1,000	1,024.70		5.97	1,000	942.60		4.58
Hypothetical 5% return	1,000	1,018.55	+	6.31	1,000	1,018.89	+	5.96	1,000	1,020.08	+	4.76
Class R
Actual	1,000	1,067.80		8.77	N/A	N/A		N/A	1,000	939.90		6.83
Hypothetical 5% return	1,000	1,016.07	+	8.80	N/A	N/A		N/A	1,000	1,017.75	+	7.10

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	1.04%	1.79%	0.64%	N/A	0.79%	1.29%
Commodity Strategy	0.84	1.59	0.50	N/A	0.59	1.09
Dynamic Allocation	1.10	1.85	0.70	N/A	0.86	1.28
Dynamic Commodity	1.06	1.85	0.73	N/A	0.82	1.32
Managed Futures Strategy	1.51	2.26	1.11	N/A	1.26	1.76
International Real Estate Securities	1.43	2.18	1.03	N/A	1.19	N/A
Real Estate Securities	1.22	1.95	0.80	1.31%	0.95	1.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Managed Futures Strategy Fund and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund (except for the Dynamic Commodity Strategy Fund); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Dynamic Commodity Strategy Fund, which commenced operations in 2014) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index and underperformed the average performance of a group of competitor funds, as determined by GSAM (the “Competitor Fund Average”), for the one-, three-, and five-year periods ended March 31, 2015. They also noted that the Absolute Return Tracker Fund had experienced certain portfolio management changes in April 2014. The Trustees observed that the Commodity Strategy Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. They noted that the Dynamic Allocation Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 5.12%, 4.78%, and 4.90%, respectively, for the one-, three, and five-year periods; and had outperformed the Fund’s Competitor Fund Average for the one-year period and underperformed for the three- and five-year periods ended March 31, 2015. The Trustees also observed that the Dynamic Allocation Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. They noted that there had been changes to the Dynamic Allocation Fund’s investment strategy in November 2014 that permit the Fund to gain exposure to the commodities markets by investing in a wholly-owned subsidiary. The Trustees observed that the Managed Futures Strategy Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one-year period; had outperformed the Fund’s LIBOR-based benchmark index by 11.86% and 2.93%, respectively, for the one- and three-year periods; and had underperformed the Fund’s Competitor Fund Average for the one- and three-year periods ended March 31, 2015. They also noted that the International Real Estate Securities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2015. The Trustees considered that the International Real Estate Securities Fund has a “global” peer group and benchmark that contemplates investments in U.S. and non-U.S. securities, whereas the Fund invests only in non-U.S. securities. They observed that the Real Estate Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015.

The Trustees noted that the Dynamic Commodity Strategy Fund had launched on April 30, 2014 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds) and to limit certain expenses of each Fund that exceed specified levels. With respect to the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, and Dynamic Commodity Strategy Funds, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013 (2014 only for the Dynamic Commodity Strategy Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Dynamic Commodity Strategy Fund	International Real Estate Securities Fund	Managed Futures Strategy Fund	Real Estate Securities Fund
First $1 billion	1.15%	0.50%	0.90%	0.80%	1.05%	1.00%	1.00%
Next $1 billion	1.04	0.50	0.81	0.80	1.05	0.90	0.90
Next $3 billion	0.99	0.45	0.77	0.72	0.95	0.86	0.86
Next $3 billion	0.97	0.43	0.75	0.68	0.90	0.84	0.84
Over $8 billion	0.95	0.42	0.74	0.67	0.88	0.82	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the International Real Estate Securities and Real Estate Securities Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager Real Assets Fund
■	Tactical Tilt Implementation Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer and Treasurer
John P. Coblentz, Jr.	Caroline Kraus, Secretary
Diana M. Daniels
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 168474.MF.MED.TMPL/8/2015 SELSATSAR-15/58K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) – 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.
Audit-Related Fees:
• PwC	$0	$2,340	Other attest services.
Tax Fees:
• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

* These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 4, 2015